                                                                   EXHIBIT 10.11


AWARD/CONTRACT
1.  This contract is rated order under DPAS (15CFR 350)
Rating DO:S10

Page 1 of Pages 34

2.  Contract (Proc. Inst. Indent.) NO. MDA904-97-C-0424

3.  Effective date 27 June '97

4.  Requisition/purchase request/project no. 16-97-2093-0000
Issued by Code H98230 Maryland Procurement Office, 9800 Savage Road, FANX III, Fort George G. Meade, MD 20755-6000 Attn: Margaret L. Miller, (N141)

6.  Administered by (If other than Item 5) CODE

7. Name and Address of Contractor (No., street, county, State and ZIP Code) Litronic Industries, Attention: James Prohaska, 43088 Winter Grove Drive, Ashburn, VA 22011 (703-729-1700) and U.S. Small Business Administration, 409 3/rd/ Street, S.W., Washington, DC 20416
Code
Facility Code

8.  Delivery FOB Origin   X other (see below)

9.  Discount for prompt payment NET 30

10. Submit invoices (4 copies unless otherwise specified) to the address shown in: Item See Section G.4

11. Ship to/mark for See Section F.4

12. Payment will be made by contracts -- Accounts Payable Finance and Accounting Office, P.O. Box 400, Ft. Meade, MD 20755-6000 (410) 684-7538 Code H98230

13. Authority for using other than full and open competition:   X   10 U.S.C.
                                                              -----
2304(c) (6) and 10 U.S.C. 637(a)   ___ 41 U.S.C. 253(c)(    )

14. Accounting and appropriation data see Section G.1

15A. Item No.:

15B. Supplies/services

15C. Quality

15D. Unit

15E. Unit Price

15F. Amount

This is a firm fixed price level of effort award fee type contract
This contract is subject to the Prompt Payment Act, Public Law 97-177, as amended.

15G. Total amount of contract $369,736.00

16. Table of Contents
(X) SEC.  Description    Page(s)     (X) SEC.  Description Page(s)
Part I - The Schedule   Part II - Contract clauses
X A Solicitation/contract form 1-2
X B Supplies or services and prices/costs 3
X C Description/specs./work statement 4
X D Packaging and marking 4
X E Inspection and acceptance 5
X F Delivers or performance 6-7
X G Contract administration data 8-11
X H Special contract requirements 11-21

Part II - Contract clauses
X I Contract clauses 22-33
Part III - List of documents, exhibits and other attach.
X J List of attachments 34
Part IV - representations and instructions
K Representations, certifications and other statements of offerors L Instrs., cond., and notices to offerors
M Evaluation factors for award
Contracting Officer will complete item 17 or 18 as applicable

17. X Contractor's negotiated agreement (Contractor is required to sign this document and return 3 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the service set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein)

18. ____ Award (Contractor is not required to sign this document.) You offer on Solicitation Number _________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name and title of signer (Type or print) See page two

19B. Contractor/Offeror  By (Signature of person authorized to sign)

19C  Date signed

20A. Name and title of contracting officer (Type or print) See page two

20B. United States of America By (Signature of Contracting Officer)

20C. Date Signed
NSN 7540-01-152-8069
Standard Form 26 (Rev 4) Prescribed by GSA

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SECTION B - SUPPLIES OR SERVICES AND PRICES COSTS
B.1 SUPPLIES/SERVICES
CLIN  SUPPLIES/SERVICES
000l The contractor shall furnish        UNIT   QTY   UNIT PRICE  TOTAL
the necessary materials, facilities,     HRS    3425  XXX         $312,707.00
equipment, supplies and services                                  $421,116.00
of skilled professional, technical
and support personnel to fulfill the
requirements set forth in the Statement
of Work entitled, "Multi Level
Information System Security Initiative
Crypto Card System Analysis and Library
and Driver Architecture and Development," dated IO January 1997 and the documents referenced in Section C. The contractor's management shall provide for the effective timely and integrated implementation of contract requirements.

0001AA   Program Manager                  X     XX        $ 118.06   XXXX
0001AB   Sr. Electrical Eng.              X     XX        $  75.41   XXXX
0001AC   Electronic Technician            X     XX        $  69.32   XXXX
0001AD   Systems Analyst                  X     XX        $  75.38   XXXX
0001AE   Sr. Software Engineer            X     XX        $  98.38   XXXX
0001AF   Software Engineer                X     XX        $  62.60   XXXX

Total Amount CLIN 0001                    Not-To-Exceed              $312.707.00

0002.  Award Fee Pool, to be              For the Period             $31,271.00
determined in
accordance with the Award Fee Plan for Multi-
Level Information System Security Initiative
Crytp Card System Analysis and Library and Driver
Architecture and Development, dated 10 June 1997
(Rev. 2). There shall be one evaluation of performance at the end of the period of performance
(Date of contract award through 30 September 1997.)
If the Government exercises the options to extend the term of the contract, there shall be an evaluation of performance at the conclusion of each option year. The contractor is authorized to bill for up to 50% of the available award fee ($15,635.50), on a monthly basis in equal amounts of $3,908.88.

0003  TRAVEL             For The Job     Not-To-Exceed  $ 15,000.00
(Includes Applicable Burdens)

0004  OTHER DIRECT COSTS For The Job     Not-To-Exceed  $ 10,758.00
(Includes Applicable Burdens)

0005  Data in accordance with the Contact     For The Lot Not-Separately Priced
Data Item Requirements List (CDRL)
Dated 13 February 1997.

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NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 9'5," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENTS

C. I Statement of Work entitled, "Multi Level Information System Security Initiative, Crypto Card System Analysis and Library and Driver Architecture and Development," dated 10 January 1997.

C.2 Contract Data Requirements List, DD Form 1423, dated 13 February 1997.

C.3 Award Fee Plan (Revision 2), dated 10 June 1997.

SECTION D - PACKAGING AND MARKING

D. l 352.247-9002 PACKAGING AND PACKING (OCT 1993)
Packaging and packing shall be in accordance with the contractor's best commercial practice for domestic shipment to insure safe arrival at destination. (End of clause)

D.2 352.247-9003 MARKING OF DOCUMENTS (SEP 1994)

(a) All Contractor-generated technical reports shall bear the statement "Not Releasable to the Defense Technical Information Center per DoD Directive 3200.12."

(b) In addition to the above marking all unclassified technical reports photographs, drawings, schematics, design circuits and description of equipment designed and/or produced under the contact shill be marked with the legend "DISTRIBUTION LIMITED TO U.S. GOVERNMENT AGENCIES ONLY, THIS DOCUMENT CONTAINS NSA INFORMATION (APPLICABLE DATE). REQUEST FOR THIS DOCUMENT MUST BE REFERRED TO THE DIRECTOR, NSA." Where SF Form 298 is required to accompany a document, the legend shall be entered in Block 12a thereof.

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(c) The Contractor shall be responsible for inserting the appropriate application date in the aforementioned legend. This date shall be the date upon which the document was completed.

SECTION E - INSPECTION AND ACCEPTANCE

E. l REFERENCED CLAUSES - The following contract clauses pertinent to this section are hereby incorporated by reference:
FAR CLAUSES
CLAUSE NO.     TITLE
52.246-4       Inspection of Services - Fixed Price (AUG 1996)
52.246-16      Responsibility for Supplies (APR 1984)

E.2 352.246-9003 NOTICE:  MATERIAL AND WORKMANSHIP (OCT 1993)

All material incorporated in the work shall be new and the work shall be performed in a skillful and workmanlike efficient manner. Both materials and workmanship shall be subject to the inspection of the Contracting Officer or his duly authorized representative who may require the Contractor to correct defective workmanship or materials without cost to the Government. (End of clause)

E.3 INSPECTION AND ACCEPTANCE

a. Preliminary inspection of the work called for herein shall be conducted at the contractor's facilities or the site of the sponsoring Agency by the Contracting Officer or his duly designated Contracting Officer's
Representative(s). Such inspections may be conducted from time to time and at any time upon prior notification by the Government that such an inspection is to occur.

b. Final inspection and acceptance of the work and all deliverables will be conducted at destination by the Contracting Officer or duly authorized Agency personnel. (End of clause)

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SECTION F - DELIVERIES OR PERFORMANCE

F.1 REFERENCED CLAUSES - The following contract clauses pertinent to this section arc hereby incorporated by reference:
FAR CLAUSES
CLAUSE NO.     TITLE
52.212- 13     Stop Work Order (AUG 1989)
52.247-34      F.O.B. Destination (NOV 1991)
52.247-54      Diversion of Shipment Under F.O.B. Destination Contracts (MAR
1989)

F.2 352.247-9000 NOTICE:  F.O.B. DESTINATION (OCT 1993)
Supplies shall be shipped F.O.B. destination with delivery service required to the consignee's receiving dock.
(End of clause)

F.3 352.215-9011 PLACE OF PERFORMANCE (OCT 93)
Unless the written approval of the Contracting Officer is obtained in advance, the work herein shall not be performed at any facility other than the contractor's plants located at Costa Mesa. CA. and Ashburn. VA, or the site of
                               -----
the sponsoring Agency.
(End of Clause)

F.4 352.247-9006 SHIPPING INSTRUCTIONS - DORSEY ROAD (SEP 19964
Supplies shall be shipped to the following:
Dorsey Road Warehouse
1472 Dorsey Rd, Doors 1, 2 or 3
Hanover, MD 21076
Attn: S71 Receiving Officer
REF:  MDA904-97-C-0424

NOTE: Schedule shipments to arrive at destination from 7:00 AM to 2:30 PM Monday through Friday, excluding Federal holidays. Call 410-691 -2735 no less than 24 hours in advance of delivery if any pallet will exceed 60" in height or 2000 lbs in weight so that the receiving personnel will be prepared to accept your shipment.
(End of clause)

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F.5 352.247-9009 SHIPPING INSTRUCTIONS - TECHNICAL DATA (MAR 1996) Technical Data shall be shipped F.O.B. Destination to:
Director, National Security Agency
Chief, Central Security Service
Attn:  (See Block 14 of DD 1423)
9800 Savage Road
Fort George G. Meade, MD 20755-6000
REF:  MDA904-97-C-0424

NOTE: Schedule shipments to arrive at destination from 7:00 AM to 12:00 Noon Monday through Friday, excluding Federal holidays. Shipments will not be accepted on Saturday or Sunday.

F.6 352.211-9004 PERIOD OF PERFORMANCE (OCT 1990) - ALTERNATE III (OCT 1990) This contract shall extend from the date of contract award to 30 September 1997, unless performance is sooner terminated under the contract. However. the Government reserves the right to exercise the option to renew the contract for up to TWO (2) years, as set forth elsewhere in this contract.

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SECTION G - CONTRACT ADMINISTRATION  DATA
G.1 ACCOUNTING AND APPROPRIATION DATA
ACR:                                                            Obligate
                                                                --------
AA:  977/80400.4500 574E51 999-2520 S18119 03200106 1X 0000
X22  120B
PR:  16-97-2093-0000
Obligated for CLINs 0001, 0003 and 0004                         $338.465.00
Obligated for Provisional Award Fee Payments                    $ 15,635.50
Obligated for Future Award Fee Payments                         $ 15,635.50
Total Amount Obligated                                          $369,736.00

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993)
Funds in the amount of $ 15,635.50 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

G.3 352.242-9002 CONTRACT ADMINISTRATION DATA (OCT 1993)
The Procuring Contracting Officer will retain all administration functions under this contract.
(End of clause)

G.4 352.216-9003 INVOICING AND PAYMENT (OCT 1993)
INVOICES SHALL BE submitted to:
CONTRACTS - ACCOUNTS PAYABLE
FINANCE AND ACCOUNTING OFFICE
PO BOX 400 (MDA904-97-C-0424)
FT MEADE MD 20755-6000
Through:
William Nace, X22, FANX III
Contracting Officer's Representative
MDA904-97-C-0424
9800 Savage Road
Fort George G. Meade, MD 20755-6000

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Copy to:

MARYLAND PROCUREMENT OFFICE
ATTN:  N 141 (MDA904-97-C-0424)
9800 SAVAGE RD
FT MEADE MD 20755-6720

NOTE: Invoices are subject to verification by the Contracting Officer's Representative(s) (CORs) that the actual expenses for the billing period have been incurred.

G.5 INVOICING AND PAYMENT

Invoices shall be submitted monthly by the contractor and shall include at a minimum:

a. Period of Performance covered by the invoice.

b. Number of Labor Hours, by category, expended on the contract and covered by the invoice.

c. The contractor shall be paid by multiplying the hourly rate set forth in Section B by the number of direct labor hours performed. Final payment shall be subject to verification by the Government as to the actual amount of effort applied by the contractor in the performance therein.

NOTE 1: Contractor requests for Travel reimbursement shall be accompanied by airline, hotel and rental car receipts.

NOTE 2: Contractor requests for Other Direct Cost Reimbursements shall be accompanied by vendor receipts/invoices.

G.6 352.242-9001 CONTRACTING OFFICER'S REPRESENTATIVE (OCT 1993)

(a) The Contracting Officer may appoint one or more Government employees as Contracting Officer's Representatives (COR) for technical purposes applicable to this contract. "Technical" is restricted to scientific, engineering, or field-of-discipline matters directly applicable to the work performed by the Contractor under the requirements of this contract.

(b) The appointment(s) will be in writing, signed by the Contracting Officer, and will set forth the authority granted to and the limitations on the COR. Two copies of the letter of appointment will be provided to the Contractor who shall acknowledge receipt of the appointment by immediately signing and returning one copy of the letter. Such signing shall represent the Contractor's acknowledgement of the limited authority of the COR.

(c) When, in the opinion of the contractor, the COR or anyone else requests effort outside of the existing scope of the contract, the contractor shall promptly notify the Contracting Officer in writing. No action shall be taken by the contractor under such direction until the Contracting Officer has issued a contractual change or otherwise resolved the issue.

(d) Appointments may be changed or revoked by the Contracting Officer. The Contracting Officer will notify the Contractor, in writing of any such changes or revocations. (End of clause)

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G.7 352.229-9001 MD TAX EXEMPTION NUMBER (APR 1989)
Certain transactions which occur pursuant to this contract. for examples the purchase of materials or supplies, may be exempt from the imposition of state or local taxes. It is the contractor's responsibility to determine whether any transactions under the contract are exempt under the particular tax statute and to take advantage of any applicable exemptions. In addition, it may be useful for the contractor to inform the taxing authorities that the Maryland Procurement Office (MPO) is a federal government agency. In Maryland, it may be useful to inform Maryland taxing authorities that the MPO has been assigned Maryland State Tax Exemption Certificate Number 3000500 4.
(End of clause)

G.8 352.232-9025 NOTICE OF PROMPT PAYMENT ACT APPLICABILITY (OCT 1993)
This contract is subject to the Prompt Payment Act, Public Law 97- 177, as amended.
(End of clause)

G.9 352.229-9000 NOTICE OF TAXATION (SEP 94)
The Contractor shall provide the Contracting Officer with written notice of any proposed tax assessments, exemptions, exclusions or refunds which could increase or decrease costs or liabilities to the contractor and/or the Government. The notice shall be submitted in sufficient time to provide the Government a meaningful opportunity to assert its immunity, participate in negotiations or litigation with the taxing authority concerning the applicability of the tax, and/or adjust the parties' liability for costs according to the increase or decrease in tax.
(End of Clause)

G.10 352.229-9001 CONTRACTOR LIABILITY FOR STATE AND LOCAL TAXES (SEP 1994)
                                                                      -----
Generally, the contractor is liable for payment of state or local taxes on this contract to the same extent that it would be liable for such taxes on a contract with a non-governmental entity. Although it may be useful for the contractor to inform the taxing authorities that the Maryland Procurement Office (MPO) is a federal government agency, this fact alone does not in and of itself create a tax exemption for the contractor. While some transactions undertaken by the contractor pursuant to this contract may be exempt from a state or local tax, it is the contractor's responsibility to identify such exemption under the applicable statute. and to resolve the applicability of such with state or local taxing authorities.
(End of Clause)

G.l l 352.232-9012 SMALL DISADVANTAGED BUSINESS CONCERN PAYMENTS (JUN 1994)
                                                                      -----
In accordance with DFARS 232.905(2), this award is made to a small disadvantaged business concern and is subject to payment as quickly as possible after receipt of a proper invoice by our Finance and Accounting Office.

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G.12 352.932-9020 ALLOCATION OF CONTACT COSTS (OCT 1993)

It is anticipated that this contract will be supported by two or more fund citations. Therefore, all invoices submitted for payment shall allocate costs based on the Accounting Classification References (ACR) tasks defined in Section B. An invoice not properly allocated shall be considered an improper invoice under the Prompt Payment Act.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1 352.204-9OOl DISCLOSURE OF INFORMATION - CONTRACT (SEP 1996)

(a) DFARS 252.204-7000 and this clause shall govern any disclosure of information regarding this contract. In using information authorized by this clause, the contractor (i) shall not disclose any information concerning the sponsorship of this contract, or (ii) the nature of the Government's interest in and application of the subject matter of this contract unless this type of information is expressly allowed to be disclosed by paragraph (b) and/or (c) below, or by written approval of the cognizant Contracting Officer.

(b) The information listed below may be disclosed in proposals to United States Government Agencies in response to requests for past performance assessments:
When this information is completed at time of contract award, the document shall be marked "FOR OFFICIAL USE ONLY." If any of the information that follows changes in your disclosure, the Contracting Officer must be notified in writing of the change.

CONTRACT NUMBER:  (complete at award) _____________________
CONTRACT TYPE:  (complete at award) _______________________
AWARD DATE:  (complete at award) _________________________

GOVERNMENT CONTRACTING ACTIVITY:
MARYLAND PROCUREMENT OFFICE
9800 SAVAGE ROAD
FORT GEORGE G. MEADE, MD 20755-6000

ORIGINAL CONTRACT VALUE:  (complete at award) ___________________
CURRENT OR COMPLETED CONTRACT VALUE:  (contractor may update)
_______________________

PERIOD OF PERFORMANCE: from: (complete at award) _______________ to: (contractor may update) _______________________

COMPETITIVE/NONCOMPETITIVE/FOLLOW-ON (circle, underline or highlight appropriate description)

PROGRAM TITLE:  (complete at award) ______________________

CONTACT EFFORT DESCRIPTION: (unclassified - as provided in solicitation package and completed as part of the award document)

PLACE OF PERFORMANCE:  (complete at award) ______________________

POINTS OF CONTACT/PHONE NUMBER:
Contracting Officer: (complete at award) (contractor may update) ____________ Program Manager: (complete at award) (contractor may update) ________________

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(e) For additional disclosures which require specific prior approval by the Contracting Officer, one authorization to use any specific information has been approved by the Contracting Officer, the contractor is authorized to reuse such specific information without obtaining additional authorizations from the Contracting Officer. The contractor shall maintain a log of the additional uses and submit a copy of the log to the Contracting Officer when each additional disclosure is made.
(End of clause)

H.2  352.904-90l0 NOTICE: CONTRACT ADMINISTRATION AND CLOSEOUT GUIDANCE (AUG
1996)

The following guidance is provided for your use in administering and closing out the contract. When the contract is complete, the contractor shall initiate final accounting and disposition. This shall be done in accordance with the following instructions. If a portion of the instructions are not applicable to this contract, then disregard that portion.

(a) Government Furnished Property/Documents.

(1) The cognizant property administration office (Defense Contract Management Command (DCMC), Office of Naval Research (ONR), and/or L14) is designated to administer the maintenance by the contractor of official Government Property Records for all Government property/documents. See Section G - Contract Administration Data for the cognizant office for this contract.

(2) The contractor shall sign (1) copy of the shipping or inspection document acknowledging receipt of property/documents and forward same to the designated property administrator.

(3) At the end of the contracts the contractor shall submit the Government Furnished Property/Documents Inventory Schedule, requesting disposition, to the cognizant office. The cognizant property administration office shall then obtain the disposition instructions from the Contracting Officer's Representative
(COR), and they will forward them to the contractor. The contractor shall provide the cognizant office with a declaration that all Government furnished property/documents have been accounted for or expended (disposition is complete) in the performance of the contract. The cognizant property administration office will provide the Maryland Procurement Office (MPO) and the COR with the appropriate releases.

(b) Contractor Acquired Property. At the end of the contract, the contractor shall submit the Contractor Acquired Property list, requesting disposition to the cognizant property administration office. This office will then obtain the disposition instructions from the COR and then will forward them to the contractor. The contractor shall provide the cognizant office with a declaration that Contractor Acquired Property has been dispositioned as requested. The cognizant property administration office will provide the MPO and the COR with the appropriate releases.

(c) Plant Clearance. The cognizant property administration office is automatically delegated plant clearance procedures.

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(d) Classified Material/Documents (DD254 on the contract). The disposition/retention action of classified holding should be initiated pursuant to paragraphs 5.1 and 5.m of the Industrial Security Manual. The inventory, shall be submitted to the Director, NSA/CSS. ATTN:_(the applicable COR with office designator), 9800 Savage Road, Ft. George G. Meade. Maryland 20755 6000. After compliance with the COR's disposition instructions, the contractor shall submit evidence of compliance, certified by the CSSO, to the MPO (ATTN: N 1_ (Contracting Officer's name)), Maryland Procurement Office, 9800 Savage Road. Fort George G. Meade, MD 207556000), with a courtesy copy to S41 and the COR.
(e) Report of Inventions and Subcontracts (Form DD882). Pursuant to the Patent Rights Clause of this contract, the contractor shall submit the DD Form 882 to the Director, NSA/CSS, ATTN: (the applicable COR with office designator),9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000, with a courtesy copy to the MPO (ATTN: N 141 (Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G. Meade, MD 207556000).
(f) Final Payment.
( 1 ) For contracts requiring final DCAA audit, the contractor shall submit the final voucher with release and assignment documentation to the cognizant Defense Contract Audit Agency (DCAA) office for processing in accordance with FAR 4.804 (within I 80 days).
(2) For all contracts not requiring final DCAA audit, the contractor shall submit the final invoice, DD250, to the COR for processing.
(g) Contract Data Requirements List (CDRL) - DD Form 1423. If not previously provided to the COR, the contractor shall provide the COR with status of the documentation for final resolution. This shall be submitted to the Director, NSA/CSS, ATTN :_ (the applicable COR with the of fine designator). 9800 Savage Road, Ft. George G. Meade, Maryland 20755-600, with a courtesy copy to the MPO (ATTN: Nl_(Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G. Meade, MD 20755-6000).
(h) Quick Closeout.
( 1 ) The contractor shall review the contract for applicability of the Quick Close Out Procedures, in accordance with the FAR 42.708, and determine if this method applies. If applicable, the contractor may request, in writing, Quick Close Out authorization from the CO.
(2) The MPO will authorize Quick Closeout Procedures, if applicable. The Contractor shall then submit a copy of the letter, the final voucher, etc., directly to the cognizant DCAA office (see Section G).
(End of notice)

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H.3 352.215-9000 NOTICE:  incorporation OF SECTION K BY REFERENCE (OCT 1993)
                                                                       ----
In accordance with FAR 15.406- 1 (b), Part IV of the Uniform Contract Format shall not be physically included in the contract, but Section K. Representations, Certifications, and Other Statements of Offerors (as completed by the Contractor) shall be deemed incorporated by reference in the contract. (End of clause)

H.4 352.244-9001 NOTICE:  SUBCONTRACTING WITH CANADIAN CONTRACTORS (OCT 1993)
                                                                   ----------
Provided the sponsoring Government Activity is not disclosed. the Offeror is not prohibited from subcontracting with Canadian Contractors unless the work to be performed under any resulting contract is classified in nature.
Federal Acquisition Regulation (FAR). Part 44, Subcontracting Policies and Procedures, particularly Subpart 44.2 - Consent to Subcontract, applies.
In addition to those clauses which the prime contractor is normally required to insert in subcontracts, the following must be included, as required.
FAR 52.225-11         Restrictions on Certain Foreign Purchases (APR 91)
DFARS  252.225-7026   Reporting of Overseas Subcontracts (DEC 1991)
(End of Notice)

H.5 352.290-9006 UTILIZATION OF PROJECT PERSONNEL (OCT 1993)

Any technical personnel who, during the performance of the contract, are assigned by the Contractor to replace the technical personnel identified by the Contractor in his technical proposal (or during negotiations) for work on the Project shall possess at least the same technical qualifications and be capable of assuring satisfactory performance of the work required by this contract.

H.6 .352.227-9001 SOFTWARE CERTIFICATION (OCT 1993)

The Contractor certifies that, to the best of its knowledge and belief, software provided under this contract does not contain any malicious code. program, or other internal component (e.g., computer virus) which could damage, destroy, or alter software, firmware, or hardware or which could reveal any data or other information accessed through or processed by the software. Further, the Contractor shall immediately inform the Contracting Officer upon reasonable suspicion that any software provided hereunder may cause the harm described above.
(End of clause)

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H.7 352.243-9000 NOTICE:  UNAUTHORIZED CHANGE ORDERS (APR 1989)
The Contracting Officer (CO) may appoint a Contracting Officer's Representative, Inspector, or other technical representative. No order, statement or conduct of any such person shall constitute a change under the "Changes" clause of this contract or entitle the Contractor to an equitable adjustment of the contract price or delivery schedule under that or any other clause. No appointee of the CO is acting within the limits of his/her authority when he/she attempts to change the contract. The contract shall not be changed except by issuance of a written change order signed by the CO. No representative of the CO shall be authorized to issue a written change order under the "Changes" clause of this contract.

H.8 IMPORTANT NOTICE
(a) The Contractor shall not accept any instruction issued by any person other than the Contracting Officer or the Contracting Officer's Representative(s)
(CORs) acting within the limits of their authority. CORs will be designated in writing to the Contractor, and the scope of their authority will be set forth therein.

(b) No information, other than that which may bc contained in an authorized amendment to the contract duly issued by the Contracting Officer will be considered as grounds for deviation from any stipulation of the contract, the specifications, or reference drawings.

H.9 SUBCONTRACTS
The contractor shall not enter into a subcontract involving the type of work specified herein without obtaining, in advance, the written approval of the Contacting Officer and subject to the conditions that he may prescribe.
H.10 352.204-9009 ACQUISITION OF COMSEC EQUIPMENT. COMPONENTS, AND PARTS OUTSIDE THE UNITED STATES (OCT 1993)

(a) Definitions

(1) "COMSEC equipment", as used in this clause, means equipment designed to provide security to telecommunications by converting information to a form unintelligible to an unauthorized interceptor and by reconverting such information to its original form for authorized recipients, as well as equipment designed specifically to aid in, or as an essential element of, the conversion process. COMSEC equipment is crypto-equipment, crypto-ancillary equipment, cryp-to-production equipment, and authentication equipment.

(2) "Component", as used in this clause, means any assembly or subassembly incorporated directly into an end product. An assembly is a group of parts, elements, subassemblies and circuits assembled as a separately removable item of COMSEC equipment. A subassembly is a major subdivision of an assembly.

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(3) "Part", as used in this clause, means any single unassembled element of a major or mi nor subassembly, accessory, or attachment which is not normally subject to disassembly without the destruction or the impairment of the design use.

(4) "Contractor", as used in this clause, means the supplier of the end item and associated support items to the Government under the terms of a specific contract.

(5) "Subcontractor", as used in this clause, means a person or business that contracts to provide some service or material necessary for the performance of another's contract.

(6) "Vendor", as used in this clause, means a person or agency that sells supplies or materials to a Contractor or subcontractor.

(7) "United States", as used in this clause, means all areas under the territorial sovereignty of the United States (U.S.) and the Trust Territory of the Pacific Islands.

(b) No subcontracts or purchase orders which involve design, manufacture, production, assembly, inspection, or test in a location not in the U.S., of COMSEC equipment, components, or parts, which are not covered by a specification or standard listed in MIL-P-11268, MIL-E-16400, or MIL-E-5400 shall be made under this contract without the prior written approval of the Contracting Officer. The Contractor further agrees to include this clause in any or all subcontracts or purchase orders he may let pursuant to this contract for COMSEC equipment, components, or parts, except those subcontracts/purchase orders for which waiver is required (i.e., non-US sources). Under no circumstances will any custom large scale integrated circuit or likeness thereof be sent outside the U.S. for any reason.

(c) Requests for permission to deviate from the requirements of paragraph (b) will be handled on a case-by-case basis through the Contracting Officer. Each waiver request must provide a strong and compelling reason why the waiver should be granted in addition to the benefit the Government would gain by the granting of a waiver. Furthermore, prior to the approval of any waiver, the Contractor shall demonstrate to the Government through submission of an acceptable Anonymity Plan (data item Dl-NDTl-80566), that procedures are in place to ensure that the off shore vendor remains unaware of the relationship between the prime contractor and the Department of Defense and/or Maryland Procurement Office
(MPO). As a minimum, the following conditions will be imposed if a waiver is granted:

(1) Purchase orders and drawings provided to a subcontractor or vendor outside the United States shall not carry any identification that reveals a contractor relationship with the Department of Defense and the MPO. This restriction includes the Contractor's prime contract number with the Government and 98230/ONXXXXXX parts identification numbers.

(2) The prime contractor, when required to mark items with the manufacturer's code 98230 or drawing numbers ONXXXXXX, shall only mark these items at a facility located within the U.S. Marking parts with ON markings and the 98230 code specifics that the parts are for MPO use only. lf parts marked with the MPO identification code (including rejects and parts not usable for MPO programs) are allocated for non-MPO programs or for resale to other customers then markings as

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associated with the MPO identification code must be removed from the parts before the parts are sent to non-MPO programs or other customers.

(3) The Government has the right to an equitable adjustment to the contract price as consideration for granting approval to acquire COMSEC equipment. components and parts from sources outside the United States (unless the waiver > as granted prior to contract award).

H.l l 352.204-9008 CONTROL OF COMMUNICATIONS SECURITY (COMSEC) MATERIAL (OCT
                                                                     -------
1993)
-----

The accountable COMSEC material produced under the contract, or provided as Government Furnished Property. will be distributed through COMSEC distribution channels. The Contractor shall establish a COMSEC account, nominate a custodian and alternate custodian. and control the material in accordance with procedures specified in the "COMSEC Supplement to the Industrial Security Manual for Safeguarding information" dated April 1975. Existing COMSEC accounts established as a result of previous or other contracts may be used.

H.12 352.227-9004 YEAR 2000 COMPLIANCE - NON-COMMERCIAL ITEMS (JAN 1997)
Definition: INFORMATION TECHNOLOGY means any equipment or interconnected system or subsystem of equipment, that is used in the automatic acquisition, storage, manipulation, management, movement, control, display, switching, interchange, transmission, or reception of data or information. This is for equipment used by the government directly or is used by a contractor under a contract with the Agency which (1) requires the use of such equipment, or (2) requires the use, to a significant extent, of such equipment in the performance of a service of the furnishing of a product. Information technology includes computers, ancillary equipment, software, firmware and similar procedures, services (including support services), and related resources. lt does NOT include any equipment that is acquired by a Federal Contractor incidental to a Federal contract.

The contractor warrants that each non-commercial item of information technology delivered or developed under this contract and listed below shall be able to accurately process date data (including but not limited to: calculating, comparing, and sequencing) from, into and between the twentieth and twenty-first centuries, including Leap year calculations, when used in accordance with the item documentation provided by the contractor, provided that all listed or unlisted items (e.g., hardware, software, firmware) used in combination with such listed item properly exchange date data with it. The words "listed below" refer to products that the offeror has identified as being Year 2000 compliant in response to the procuring agency's specifications. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. he duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined ins and subject to, the terms and limitations of any general warranty provisions of this contract. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year '000 performance.

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H.13 352.217-9001 OPTION TO EXTEND THE TERM OF THE CONTRACT (OCT 1993)

(a) The Government may unilaterally extend the term of this contract by written notice to the Contractor within 60 days following the President's signing of the annual Appropriations Act or October 1st whichever is later, for each respective option provided that the Contracting Officer has given preliminary notice in writing, to the Contractor of the Government's intent to renew at least (0 days prior to the expiration date of the current period of performance. Such preliminary notice will not be deemed to commit the Government to renewals. If the Government exercises this right to renew the contract, as renewed shall be deemed to include this option clause. The total duration of this contract, including the exercise of any option to renew under this clause, shall not exceed 36 months.

(b) The composition of the total man-hours of direct labor and other direct costs for each option is as follows:

OPTION YEAR 1 - FISCAL YEAR 1998 (I October 1997 - 30 September 1998)
CLIN SUPPLIES/SERVICES                      UNIT QTY  UNIT PRICE TOTAL
0001  The contractor shall furnish the      HRS  11,400  XXX     $ 1.071,465.00
necessary materials, facilities, equipment,
supplies and services of skilled professional,
technical and support personnel to fulfill the
requirements set forth in the Statement Of Work
entitled, "Multi Level Information System Security
Initiative Crypto Card System Analysis and
Library and Driver Architecture and Development,"
dated 10 January 1997 and the documents referenced
in Section C. The contractor's management shall
provide for the effective timely and integrated
implementation of contract requirements.
0001AA    Program Manager                     X    XX    $118.06          XXXX
0001AB    Sr. Electrical Eng.                 X    XX    $ 75.41          XXXX
0001AC    Electronic Technician               X    XX    $ 69.32          XXXX
0001AD    Systems Analyst                     X    XX    $ 75.38          XXXX
0001AE    Sr. Software Engineer               X    XX    $ 98.38          XXXX
0001AF    Software Engineer                   X    XX    $ 62.60          XXXX
Total Amount CLIN 0001                        Not-To-Exceed      $1,071,465.00

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0002 Award Fee Pool, to be determined in accordance For the Period $l07,147.00 with the Award Fee Plan for Multi-Level Information
System Security Initiative Crypt Card System
Analysis and Library and Driver Architecture and
Development, dated 10 June 1997 (Rev .2). There shall be one evaluation of performance al the end of the period of performance (Date of contract award through 30 September 1997.) If the Government exercises the options to extend the term of the contract, there shall be an evaluation of performance at the conclusion of each option year. The contractor is authorized to bill for Up to 50% of the available award fee
($53,573.50), on a monthly basis in equal amounts of $4,464.46.

0003  TRAVEL                       For The Job  Not-To-Exceed      $50,000.00
(Includes Applicable Burdens)
0004  OTHER DIRECT COSTS           For The Job  Not-To-Exceed      $12,500.00
(Includes Applicable Burdens)
0005  Data in accordance with the  For the Lot  Not-Separately Priced
Contact Data Item Requirements List
(CDRL) Dated 13 February 1997.
OPTION YEAR 2 - FISCAL YEAR 1999 (I October 1998 - 30 September 1999)
CLIN     SUPPLIES/SERVICE                UNIT   QTY  UNIT PRICE   TOTAL

0001 The contractor shall furnish the     HRS  6838    XXX        $645,526.00
necessary materials, facilities, equipment, supplies and services of skilled professional, technical and support personnel to fulfill the requirements set forth in the Statement of Work entitled, "Multi Level Information System
Security Initiative Crypto Card System Analysis and
Library and Driver Architecture and Development," dated 10 January 1997 and the documents referenced in Section C. The contractor's management shall provide for the effective timely and integrated implementation Of contract requirements.

0001AA       Program Manager              X    XX      $l 18.06  XXXX
0001AB       Sr. Electrical Eng.          X    XX      $  75.41  XXXX
0001AC       Electronic Technician        X    XX      $  69.32  XXXX
0001AD       Systems Analyst              X    XX      $  75.38  XXXX
0001AE       Sr. Software Engineer        X    XX      $  98.38  XXXX
0001AF       Software Engineer            X    XX      $  62.60  XXXX
Total Amount CLIN 0001                    Not-To-Exceed          $645,526.00

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0002 /\ward Fee Pool, to be determined in     For the Period     $64,553.00
accordance with the Award Fee Plan [or
Multi-Level Information System Security
Initiative Crypt Card System Analysis and
Library and Driver Architecture and
Development, dated 10 June 1997 (Rev. 2).
There shall be one evaluation of performance at the end of the period or performance (Date of contract award through 30 September 1997.) If the Government exercises the options to extend the term of the contract, there shall be an evaluation of performance at the conclusion of each option year. The contractor is authorized to bill for up to 50% of the available award fee ($32,276.50), on a monthly basis in equal amounts of $2,689.71.

0003    TRAVEL              For The Job  Not-To-Exceed             $32,000.00
(Includes Applicable Burdens)
0004    OTHER DIRECT COSTS  For The Job  Not-To-Exceed             $ 6,400.00
(Includes Applicable Burdens)
0005 Data in accordance with the For The Lot Not-Separately Priced Contact Data Item Requirements List
(CDRL)  Dated 13 February 1997.

NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must bc accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

H.14 Contractor Participation in Contractor Performance Evaluation Assessments. This contract will be subject to periodic Contractor Performance Evaluation Assessments. In accordance with FAR 42.1502, the Maryland Procurement Office maintains a database on Contractor past performance applicable to all contracts over $500,000. Information on the performance of this contract will be maintained in the database and updated on a yearly basis (if contract period of performance exceeds one year) and at the completion of the contract. The Contractor's participation in this process, in terms of review of the Contractor Performance Evaluation Assessment form, shall not cause an increase in the estimated cost/price of this contract. Any costs which are anticipated to be expended towards participation in this review process should be (have been) proposed in the initial price of this contract.

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H.15 DELINQUENT AWARD FEE MODIFICATION PENALTY

The Contracting Officer shall issue a contract modification identifying the results of the fee determination official's findings for each performance evaluation period in accordance with a schedule set forth in the current Award Fee Plan as cited in the contract. If a contract modification is not issued in compliance with the time frame specified in the Award Fee Plan, the contractor shall be entitled to interest on the determined award fee amount for that specific period at the rate established by the secretary of the Treasury under
Section 12 of the Contract Disputes Act of 1978 (41 U.S.C. 611) that is in effect on the modification issuance date. This rate is referred' to as the "Treasury Rate", and is published in the FEDERAL REGISTER semiannually or about January 1 and July 1. The interest on any late award fee determination amount will be calculated using the following formula from the first day after the expiration of the time frame specified in the current Award Fee Plan through the actual date of the contract modification identifying what award fee has been earned for that specific period. In the event that provisional billing has been authorized under the contract, the Government shall only be liable for interest on the balance between the final Award Fee determination for the specified period and what has been authorized under the Provisional Billing clause. Notwithstanding the above the Government shall not be liable for any interest penalty that is in excess of the sum total of the Award Fee available in the current evaluation period and the unearned Award Fee from the prior evaluation period at the time of the contract modification.

However, in the event that the Government has exercised an option or renewed the contract into a subsequent fiscal year, where annual appropriations (O&M funds) were utilized to fund the action, the Government's liability for any interest penalty in the first evaluation period of that year shall be restricted to the amount of the Award Fee available in the first evaluation period ONLY. Subsequent Award Fee modifications for evaluation periods during that fiscal year shall be subject to aforementioned terms where the Government's liability for interest will be restricted to the sum total of the amount of Award Fee available in the current evaluation period and the unearned Award Fee from the prior evaluation period.

Current Treasury Rate % x No. of days Govt. is delinquent x (Amount of Award Fee earned # of Annual Calendar Days (Beyond 60 Calendar Days) in the period - Amount of Provisional Award Fee authorized for the period)
IF

Available Award Fee in the Period          $250,000
Amount authorized for Provisional Billing     50.00%  $125,000
Amount Earned in the Period                   90.00%  $225,000
Award Fee Plan Modification Time Frame        60
Government Days Late (beyond 60 days)         60
Current Treasury Rate                         5.50%
CALCULATION:
[(5.5% / 360) X 60] X (225,000 - 125,000) = 916.67
(End of Clause)

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SECTION I - CONTRACT CLAUSES
l.l REFERENCED CLAUSES. The following contract clauses pertinent to this section are hereby incorporated by reference:
CLAUSE NO.     TITLE
FAR CLAUSES
52.202-1       DEFINITIONS (SEP 1991)
52.203-5       Covenant Against Contingent Fees (APR 1984)
52.203-6       Restriction on Subcontractor Sales to the Government (JUL 1985)
52.203-7       Anti-Kickback Procedures (OCT 1988)
52.203-8       Cancellation, Rescission, and Recovery of Funds for Illegal or
               Improper Activity (JAN 1997))
52.203-10      Price or Fee Adjustment for Illegal or Improper Activity
               (SEP 1990)
52.204-4       Contractor Establishment Code (MAY 1995)
52.209-6       Protecting the Government's Interest When Subcontracting With
               Contractors Debarred, Suspended, or Proposed for Debarment (NOV
               1992)
52.211-5       New Material (MAY 1995)
52 211-15      Defense Priority and Allocation Requirements (SEP 1990)
52 215-33      Order of Precedence (JAN 1986) 52.219-8 Utilization of Small
               Business
               Concerns and Small Disadvantaged Business Concerns  (OCT 1995)
52.222-4       Contract Work Hours and Safety Standards Act - Overtime
               Compensation (JUL 1995)
52.225-11      Restrictions on Certain Foreign Purchases (OCT 1996)
52.232-1       Payments (APR 1984)
52.232-11      Extras (APR 1984)
52.232-17      Interest (JUN 1996)
52.232-23      Assignment of Claims (JAN 1986)
52.233-3       Protest After Award (AUG 1996)
52.242-13      Bankruptcy (JUL 1995)
52.249-8       Default (Fixed Price Supply and Service) (APR 1984?
52.253-1       Computer Generated Forms (JAN 1991)
DFARS CLAUSES
252.203-7001   Special Prohibition on Employment (NOV 1995)
252.204-7003   Control of Government Personnel Work Product (APR 1992)
252.20F7000    Acquisition From Subcontractors Subject to On-Site
               Inspection Under the
               Intermediate-Range Nuclear Forces (INF) Treaty (NOV 1995)
252.223-7004   Drug-Free Work Force (SEP 1988)l
252.225-7012   Preference for Certain Domestic commodities (NOV 1995)
252.225-7016   Restriction on Acquisition of Ball and Roller Bearings (SEP 1996)
252.225-7031   Secondary Arab Boycott of Israel (JUN 1992)
252.231-7000   Supplemental Cost Principles (DEC 1991)

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252.232-7006   Reduction or Suspension of Contract Payments Upon Finding of
               Fraud (AUG 1992)
252.243-7001   Pricing of Contract Modifications (DEC 1991)
252.247-7023   Transportation of Supplies by Sea (NOV 1995
1.2  52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.
(End of clause)

1.3 52.232-33 MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG
1996)

(a) Method of payment. Payments by the Government under this contract, including invoice and contract financing payments, may be made by check or electronic funds transfer (EFT) at the option of the Government. If payment is made by EFT, the Government may, at its option, also forward the associated payment information by electronic transfer. As used in this clause, the term EFT" refers to the funds transfer and may also include the information transfer.

(b) Mandatory submission of Contractor's EFT information.

(1) The Contractor is required, as a condition to any payment under this contract, to provide the Government with the information required to make payment by EFT as described in paragraph (d) of this clause, unless the payment office determines that submission of the information is not required. However, until January 1, 1999, in the event the Contractor certifies in writing to the payment office that the Contractor does not have an account with a financial institution or an authorized payment agent, payment shall be made by other than EFT. For any payments to be made after January 1, 1999, the Contractor shall provide EFT information as described in paragraph (d) of this clause.

(2) If the Contractor provides EFT information applicable to multiple contracts, the Contractor shall specifically state the applicability of this EFT information in terms acceptable to the payment office.

(e) Contractor's EFT information. Prior to submission of the first request for payment (whether for invoice or contract financing payment) under this contract, the Contractor shall provide the information required to make contract payment by EFT, as described in paragraph (d) of this clause, directly to the Government payment office named in this contract. If more than one payment office is named for the contract, the Contractor shall provide a separate notice to each office. In the event that the EFT information changes, the Contractor shall be responsible for providing the changed information to the designated payment office(s).

(d) Required EFT information. The Government may make payment by EFT through either an Automated Clearing House (ACH) subject to the banking laws of the United States or the Federal Reserve Wire Transfer System at the Government's option. The Contractor shall provide

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the following information for both methods in a form acceptable to the designated payment office. The Contractor may supply this data for this or multiple contracts (sec paragraph (b) of this clause).

(1) The contract number to which this notice applies.

(2) The Contractor's name and remittance address, as stated in the contract, and account number at the Contractor's financial agent.

(3) The signature (manual or electronic, as appropriate), title, and telephone number of the Contractor official authorized to provide this information.

(4) For ACH payments only:

(i) Name, address, and 9-digit Routing Transit Number of the Contractor's financial agent.

(ii) Contractor's account number and the type of account (checking, saving, or lockbox).

(5) For Federal Reserve Wire Transfer System payments only:

(i) Name, address, telegraphic abbreviation, and the 9-digit Routing Transit Number for the Contractor's financial agent.

(ii) If the Contractor's financial agent is not directly on-line to the Federal Reserve Wire Transfer System and, therefore, not the receiver of the wire transfer payment, the Contractor shall also provide the name, address, and 9-digit Routing Transit Number of the correspondent financial institution receiving the wire transfer payment.

(e) Suspension of payment.

(1) Notwithstanding the provisions of any other clause of this contract, the Government is not required to make any payment under this contract until after receipt, by the designated payment office, of the correct EFT payment information from the Contractor or a certificate submitted in accordance with paragraph (b) of this clause. Until receipt of the correct EFT information, any invoice or contract financing request shall be deemed not to be a valid invoice or contact financing request as defined in the Prompt Payment clause of this contract.

(2) If the EFT information changes after submission of correct EFT information, the Government shall begin using the changed EFT information no later than the 30th day after its receipt to the extent payment is made by EFT. However, the Contractor may request that no further payments be made until the changed EFT information is implemented by the payment office. If such suspension would result in a late payment under the Prompt Payment clause of this contract, the Contractor's request for suspension shall extend the due date for payment by the number of days of the suspension.

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(f) Contractor EFT arrangements. The Contractor shall designate a single financial agent capable of receiving and processing the electronic funds transfer using the EFT methods described in paragraph (d) of this clause. The Contractor shall pay all fees and charges for receipt and processing of transfers.

(g) Liability for uncompleted or erroneous transfers.

(1) If an uncompleted or erroneous transfer occurs because the Government failed to use the Contractor-provided EFT information in the correct manner, the Government remains responsible for (i) making a correct payment, (ii) paying any prompt payment penalty due, and (iii) recovering any erroneously directed funds.

(2) If an uncompleted or erroneous transfer occurs because Contractor-provided EFT information was incorrect at the time of Government release of the EFT payment transaction instruction to the Federal Reserve System, and (i) If the funds are no longer under the control of the payment office, the Government is deemed to have made payment and the Contractor is responsible for recovery of any erroneously directed funds; or

(ii) If the funds remain under the control of the payment office, the Government retains the right to either make payment by mail or suspend the payment in accordance with paragraph (e) of this clause.

(h) EFT and prompt payment.

(1) A payment shall be deemed to have been made in a timely manner in accordance with the Prompt Payment clause of this contract if, in the EFT payment transaction instruction given to the Federal Reserve System, the date specified for settlement of the payment is on or before the prompt payment due date, provided the specified payment date is a valid date under the rules of the Federal Reserve System.

(2) When payment cannot be made by EFT because of incorrect EFT information provided by the Contractor, no interest penalty is due after the date of the uncompleted or erroneous payment transaction, provided that notice of the defective EFT information is issued to the Contractor within 7 days after the Government is notified of the defective EFT information.

(i)EFT and assignment of claims. If the Contractor assigns the proceeds of this contract as provided for in the Assignment of Claims clause of this contract, the assignee shall provide the assignee EFT information required by paragraph
(d) of this clause. In all respects, the requirements of this clause shall apply to the assignee as if it were the Contractor. EFT information which shows the ultimate recipient of the transfer to be-other than the Contractor, in the absence of a proper assignment of claims acceptable to the Government, is incorrect EFT information within the meaning of paragraph (e) of this clause.

(j) Payment office discretion. If the Contractor does not wish to receive payment by EFT methods for one or more payments, the Contractor may submit a request to the designated

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payment office to refrain from requiring EFT information or using the EFT payment method. The decision to grant the request is solely that of the Government.
(k) Change of EFT information by financial agent. The Contractor agrees that the Contractor's financial agent may notify the Government of a change to the routing transit number. Contractor account number, or account type. The Government shall use the changed data in accordance with paragraph (e)(2) of this clause. The Contractor agrees that the information provided by the agent is deemed to be correct information as if it were provided by the Contractor. The Contractor agrees that the agent's notice of changed EFT data is deemed to bc a request by the Contractor in accordance with paragraph (e)(2) that no further payments be made until the changed EFT information is implemented by the payment office.
(End of clause)
1.4 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991)
(a) Definitions.
As used in this clause -(1) "Components" means articles materials, and supplies incorporated directly into end products at any level of manufactures fabrication, or assembly by the Contractor or any subcontractor.
(2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.
(3) "Foreign flag vessel" means any vessel that is not a U.S. - flag vessel.
(4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.
(5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any Level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.
(6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.
(i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.
(ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the-foregoing.
(7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.
(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to bc furnished in the performance of this contract. The Contractor and its

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subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that

     (1) U.S.-flag vessels are not available for timely shipment;

     (2) The freight charges are inordinately excessive or unreasonable; or

     (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum -

     (1)  Type, weight, and cube of cargo;
     (2)  Required shipping date;
     (3)  Special handling and discharge requirements;
     (4)  Loading and discharge points;
     (5)  Name of shipper and consignee;
     (6)  Prime contract number; and
     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will bc sufficient for this purpose.
(d) The Contractor shall! within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information -

     (1)  Prime contract number;
     (2)  Name of vessel;
     (3)  Vessel flag of registry;
     (4)  Date of loading;
     (5)  Port of loading;
     (6)  Port of final discharge;
     (7)  Description of commodity;
     (8)  Gross weight in pounds and cubic feet if available;
     (9)  Total ocean freight in U.S. dollars; and
     (10) Name of the steamship company.

(c) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief -

     (1) No ocean transportation was used in the performance of this contract;

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     (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

     (3) Ocean transportation was used and the Contractor has the written consent of the Contacting Officer for all non-U.S.-flag ocean transportation; or

     (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

     ITEM                CONTRACT          QUANTITY
DESCRIPTION             LINE ITEMS           TOTAL

(f) If the final invoice does not include the required representation. the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract~ the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the small purchase limitation of section ] 3.000 of the Federal Acquisition Regulation.
(End of clause)

I 5 REFERENCED CLAUSES - when APPLICABLE The following clause(s) marked (X) when applicable) pertinent to this section is/are hereby incorporated by reference

      CLAUSE NO.              TITLE
FAR CLAUSES
(X)  52 203-3                 Gratuities (NOV 1990)
(X)  52 203-12                Limitation on Payments to Influence Certain
                              Federal Transactions (JAN 1990)
( )  52 204-2                 Security Requirements (AUG 1996)
( )  52 207-5                 Option to Purchase Equipment (FEB 1995)
( )  52 208-8                 Helium Requirement Forecast and Required Sources
                              for Helium (FEB 1995)
( )  52 209-1                 Qualification Requirements (FEB 1995)
(X)  52 210-7                 Other Than New Material, Residual Inventory, and
                              Former Government Surplus Property (MAY 1995)
( )  52 215-2                 Audits and Records - Negotiations (AUG 1996)
( )  52 215-2                 Audits and Records - Negotiations (AUG 1996) -
                              Alternate II (JAN 1997)
( )  52 215-2                 Audits and Records - Negotiations (AUG 1996)
                              Alternate III (JAN 1997)
( )  52 215-21                Changes or Additions to Make-Or Buy Program (APR
                              1984)
( )  52 215-21                Changes or Additions to Make-Or-Buy Program (APR
                              1984) -Alternate I (APR 1984)
(X)  52 215-22                Price Reduction for Defective Cost or Pricing Data
                              (OCT 1995)

( )  52 215-23                Price Reduction for Defective Cost or Pricing
                              Data-Modifications (OCT 1995)
(X)  52 215-24                Subcontractor Cost or Pricing Data (OCT 1995)
( )  52 215-25                Subcontractor Cost or Pricing Data - Modifications
                              (OCT 1995)
( )  52 215-26                Integrity of Unit Prices (FEB 1997) Alternate 1
                              (APR 1991)
( )  52 215 27                Termination of Defined Benefit Pension Plans (MAR
                              1996)
( )  52 215-31                Waiver of Facilities Capital Cost of Money (SEP
                              1987)
( )  52 215-39                Reversion or Adjustment of Plans for
                              Postretirement Benefits other Than Pensions (PRB)
                              (MAR 1996)
( )  52 215-40                Notification of ownership Changes (FEB 1995)
( )  52 215-42                Requirements for Cost or Pricing Data or
                              Information Other Than Cost or Pricing Data
                              Modifications (JAN 1997)
( )  52 215-42                Requirements for Cost or Pricing Data or
                              Information Other Than Cost or Pricing Data
                              Modifications (JAN 1997) - Alienate II (OCT 1995)

( )  52 217-2                 Cancellation Under Multiyear Contracts (JUL 1996)
(X)  52 217-8                 option to Extend Services (AUG 1989)
( )  52 219-6                 Notice of Total small Business Set-Aside (JUL
                              1996)

M DA904-97-C-04'4
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( )  52 219-7       Notice of Partial Small Business Set Aside (JUL 1996)
( )  52 219-9       Small, Small Disadvantaged and Women-Owned Small Business
                    Subcontracting Plan (AUG 1996)
( )  52 219-9       Small, Small Disadvantaged and Women-Owned Small Business
                    subcontracting Plan (AUG 1996) - Alternate II (MAR 1996)
(X)  52 219-14      Limitations on Subcontracting (DEC 1996)
( )  52 219-16      Liquidated Damages - subcontracting Plan (OCT 1995)
( )  52 222-1       Notice to the Government of Labor Disputes Feb. 1997)
( )  52 222-3       Convict Labor (AUG 1996)
( )  52 222-20      Walsh-Healey Public Contracts Act (DEC 1996)
(X)  52 227-26      Equal Opportunity (APR 1984)
(X)  52 222-28      Equal opportunity Pre-Award Clearance of Subcontracts (APR
                    1984)
( )  52 222-29      Notification of Visa Denial (APR 1984)
(X)  52 222-35      Affirmative Action for Special Disabled and Vietnam Era
                    Veterans (APR 1984)
(X)  52 222-36      Affirmative Action for Handicapped Workers (APR 1984)
(X)  52 222-37      Employment Reports on Special Disabled Veterans and Veterans
                    of the Vietnam Era (JAN 1988)
( )  52 222-41      Service Contract Act of 1965, as Amended (MAY 1989)
( )  52 222-43      Fair Labor Standards Act and Service Contract Act - Price
                    Adjustment (Multiple Year and Option Contracts) (MAY 1989)

( )  52 222-44      Fair Labor Standards act and Service Contract Act - Price
                    Adjustment (MAY 1989)
( )  52 222-48      Exemption from Application of Service Contract Act
                    provisions for Contracts for Maintenance, Calibration,
                    and/or Repair of Certain Information Technology, scientific and Medical and/or Office and Business Equipment -
                    Contractor Certification (AUG 1996)
(X)  52.223-2       Clean Air and Water (JAN 1997)
( )  52 223-3       Hazardous Material Identification and Material safety Data
                    (NOV 1991)
(X)  52 223-6       Drug-Free Workplace (JAN 1997)
( )  52 223-9       Certification of Percentage of Recovered Material Consent
                    for EPA Designated Items Used in Performance of the Contract
                    (MAY 1995)
( )  52 223-10      Waste Reduction Program (MAY 1995)
( )  52 223-12      Refrigeration Equipment and Air Conditioners (MAY l995)
( )  52 223-14      Toxic Chemical Release Reporting (OCT 1996)
( )  52 224-1       Privacy Act Notification (APR 1984)
( )  52 224-2       Privacy Act {APR 1984)
( )  52 225-10      Duty-Free Entry (APR 1984)

( )  52 225-14      Inconsistency Between English Version and Translation of
                    Contract (AUG 1989)
( )  52 225-17      Buy American Act - Supplies Under European Community
                    Agreement (MAY 1995)
( )  52 226-1       Utilization of Indian Organizations and Indian-Owned
                    Economic Enterprises (SEP 1996)
(X)  52 227-1       Authorization and Consent (JUL 1995)
( )  52 227-1       Authorization and Consent (JUL 1995) - Alternate II (APR
                    1984)
( )  52 227-2       Notice and Assistance Regarding Patent and Copyright
                    Infringement (AUG 1996)
( )  52 227 3       Patent Indemnity (APR l984)
( )  52 227-9       Refund of Royalties (APR 1984)
( )  52 227-10      Filing of Patent Applications - Classified Subject Matter
                    (APR 1984)
( )  52 227-11      Patent Rights Retention by the Contractor (Short Form) (JUN
                    1989)
( )  52 227-11      Patent Rights - Retention by the Contractor (Short Form)
                    (JUN 1989) - Alternate II (JUN 1989)
(X)  52 227-12      Patent Rights - Retention by the Contractor (Long Form) (JAN
                    1997)
( )  52 227-12      Patent Rights - Retention by the Contractor (Long Form) (JAN
                    1997) - Alternate II (JUN 1989)
( )  52 227-13      Patent Rights - Acquisition by the Government (JAN 1997)
( )  52 227-13      Patent Rights - Acquisition by the Government (JAN 1997) -
                    Alienate II (JUN 1989)
( )  52 228-3       Workers Compensation Insurance (Defense Base Act) (APR 1984)
( )  52 228-4       Workers Compensation and War Hazard Insurance Overseas (APR
                    1984)
( )  52 228-5       Insurance - Work on a Government Installation (JAN 1997)
( )  52 228-14      Irrevocable Letter of Credit (JUN 1996)
( )  52 228-16      Performance and Payment Bonds - Other Than Construction (SEP
                    1996)
( )  52 228-16      Performance and Payment Bonds - Other Than Construction (SEP
                    1996) Alternate I (SEP 1996)
( )  52 229-3       Federal, State and Local Taxes (JAN 1991)
(X)  52 229-4       Federal, State and Local Taxes (Noncompetitive Contract)
                    (JAN 1991)
(X)  52 229-5       Taxes - Contracts Performed in U S Possessions or Puerto
                    Rico (APR 1984)
( )  52 229-6       Taxes - Foreign Fixed Price Contracts (JAN 1991)
( )  52 230-2       Cost Accounting Standards (AUG 1992)
( )  52 230-3       Disclosure and Consistency of Cost Accounting Practices (APR
                    1996)
( )  52 230-4       Consistency in Cost Accounting Practices (AUG 1992)
( )  52 230-5       Cost Accounting Standards - Educational Institution (APR
                    1996)

( )  52 230-6       Administration of Cost Accounting Standards (APR 1996)
( )  52 232-4       Payments Under Transportation Contracts and Transportation
                    Related Service Contracts (APR 1984)
(X)  52 232-9       Limitation on Withholding of Payments {AFR 1984)
( )  52 232-16      Progress Payments (JUL 1991)
( )  52 232-16      Progress Payments (JUL 1991) Alternate I (AUG 1987)
( )  52 232-18      Availability of Funds (APR 1984)
( )  52 232 24      Prohibition of Assignment of Claims (JAN 1986)
(X)  52 232-25      Prompt Payment (MAR 1994)
( )  52 232-33      Mandatory Information for Electronic Funds Transfer Payment
                    (AUG 1996)
( )  52 232-34      Optional Information for Electronic Funds Transfer Payment
                    (AUG 1996)
(X)  52 233-1       Disputes (OCT 1995)

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( )  52 233-1       Disputes (OCT 1995) - Alternate I (DEC 1991)
( )  52 237-2       Protection of Government Buildings, Equipment and Vegetation
                    (APR 1984
( )  52 237-3       Continuity of Services (JAN 1991)
( )  52 237-9       Waiver of Limitation on Severance Payments to Foreign
                    Nationals (OCT l998)
( )  52 239-1       Privacy or Security safeguards (AUG 1996)
( )  52 242-1       Notice of Intent to Disallow Costs (APR 1984)
( )  52 242-2       Production Progress Reports (APR 1991)
(X)  52 242-3       Penalties for Unallowable Costs (OCT 1995)
( )  52 242-4       Certification of Final Indirect Costs (JAN 1997)
( )  52 242-10      F. O. B. origin - Government Bills of Lading or Prepaid
                    Postage (APR 1984)
( )  52 243-1       changes - Fixed Price (AUG 1987) Alternate I (APR 1984)
(X)  52 243-1       Changes - Fixed Price (AUG 1987) - Alternate II (APR 1984)
( )  52 243-1       Changes - Fixed Price (AUG 1987) - Alternate III (APR 1984)
(X)  52 244-5       Competition in subcontractinq (DEC 1996)
( )  52 244-6       subcontracts for Commercial Items and commercial Components
                    (OCT 1995)
( )  52 245-1       Property Records (APR 1984)
( )  52 245-2       Government Property (Fixed-Price Contracts) (DEC 1989)
( )  52 245-2       Government Property (Fixed Price Contracts) (DEC 1989) -
                    Alternate I (APR 1984)
( )  52 245-4       GovernmenL-Furnished Property (Short Form) (APR 1984)
( )  52 245-18      Special Test Equipment (FEB 1993)
( )  52 245-19      Government Property Furnished "As Is" (APR 1984)
( )  52 246 23      Limitation of Liability (FEB 1997)
( )  52 246 24      Limitation of Liability - High Value Items (FEB 1997)
( )  52 246-24      Limitation of Liability - High Value Items (FEB 1997) -
                    Alternate I (APR 1984)
(X)  52 246-25      Limitation of Liability Services (FEB 1997)
( )  52 247-1       Commercial Bill of Lading Notations (APR 1984)
( )  52 247 64      Preference for Privately Owned U s Flag Commercial Vessels
                    (AUG 1996)
( )  52 247-64      Preference for Privately owned U s Flag Commercial Vessels
                    (AUG 1996) - Alternate I (APR 1984)
( )  52 248-1       Value Engineering (MAR 1989)
( )  52 248-1       Value Engineering (MAR 1989) - Alternate I (APR 1984)
( )  52 248-1       Value Engineering (MAR 1989) - Alternate II (APR 1984)
( )  52 248-1       Value Engineering (MAR 1989) - Alternate III (APR 1984)
( )  52 249-2       Termination for Convenience of the Government (Fixed Price)
                    (SEP 1996)

( )  52 249-2       Termination for Convenience of the Government (Fixed Price)
                    (SEP 1996) Alternate II (SEP 1996)
(X)  52 249-4       Termination for Convenience of the Government (Services)
                    (Short Form) (APR 1984)
(X)  52 251-1       Government Supply sources (APR 1984)
DFARS CLAUSES
(X)  252 201-7000   Contracting Officer's Representative (DEC 1991)
(X)  252 203-7000   Statutory Prohibitions on Compensation to Former Department
                    of Defense Employees (NOV 1995)
( )  252 203-7002   Display of DoD Hotline Poster (DEC 1991)
(X)  252 204-7000   Disclosure of Information (DEC 1991)
( )  252 204-7002   Payment for Subline Items Not Separately Priced (DEC 1991)
(X)  252 205-7000   Provision of Information to Cooperative Agreement Holders
                    (DEC 1991)
( )  252 209-7004   Reporting of Commercial Transactions With The Government of
                    a Terrorist Country (SEP 1994)
( )  252 209-7005   Military Recruiting on Campus (FEB 1996)
( )  252 211-7000   Acquisition Streamlining (DEC 1991)
( )  252 215-7000   Pricing Adjustments (DEC 1991)
( )  252 215 7002   Cost Estimating System Requirements (DEC 1991)
( )  252 219-7001   Notice of Partial Small Business Set-Aside with Preferential consideration for Small Disadvantaged Business Concerns (MAY
                    1995)
( )  252 219-7001   Notice of Partial Small Business Set-Aside with Preferential
                    Consideration for Small Disadvantaged Business Concerns (MAY
                    1995) - Alternate I (MAY 1994)
( )  252 219-7003   Small Business and Small Disadvantaged Business
                    subcontracting Plan (DoD Contracts) (APR 1996)
( )  252 219-7006   Notice of Evaluation Preference for Small Disadvantaged
                    Business Concerns (MAY 1995)
( )  252 219-7006   Notice of Evaluation Preference for Small Disadvantaged
                    Business Concerns (MAY 1998) Alternate I (DEC 1991)
( )  252 223-7001   Hazard Warning Labels (DEC 1991)
( )  252 223-7005   Hazardous Waste Liability and Indemnification (OCT 1992)
( )  252 223-7006   Prohibition on Storage and Disposal of Toxic and Hazardous
                    Materials (APR 1993)
( )  252 223-7006   Prohibition on Storage and Disposal of Toxic and Hazardous
                    Waste (APR 93) Alternate I (NOV 1995)
( )  252 225-7001   Buy American Act and Balance of Payments Program (JAN 1994)
( )  252 225-7002   Qualifying Country Sources as Subcontractors (DEC 1991)
( )  252 225-7005   Identification of Expenditures in the United States (DEC
                    1991)
(X)  252 225 7007   Trade Agreements Act (JUL 1996)
( )  252 225 7008   Supplies to be Accorded Duty Free Entry (DEC 1991)
( )  252 225-7009   Duty Free Entry - Qualifying Country End Products and
                    supplies (DEC 1991)

( )  252 225-7010   Duty-Free Entry - Additional Provisions (DEC 1991)
( )  252 225-7011   Restriction on Acquisition of Supercomputers (JUL 1995)
( )  252 225-7014   Preference for Domestic Specially Metals (NOV 1998)
( )  252 225-7015   Preference for Domestic Hand or Measuring Tools (DEC 1991)

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( )  252 225 7022   Restriction on Acquisition of Polyacrylonitrile (PAN) Based
                    Carbon Fiber (DEC 1991)
( )  252 225-7024   Restriction on Acquisition of Night Vision Image Intensifier
                    Tubes and Devices (DEC 1991)
( )  252 225-7025   Foreign Source Restrictions (SEP 1996)
( )  252 225-7026   Reporting of overseas Subcontracts (NOV 1995)
( )  252 225 7028   Exclusionsay Policies and Practices of Foreign Governments
                    (DEC 1991)
( )  252 225-7032   Waiver of United Kingdom Levies (OCT 1992)
( )  252 225 7036   North American Free Trade Agreement Implementation Act (JAN
                    1994)
( )  252 225-7036   North American Free Trade Agreement Implementation Act (JAN
                    1994) - Alternate 1 (MAY 1998)
( )  252 225-7037   Duty-Free Entry - NAFTA Country End Products and Supplies
                    (JAN 1994)
( )  252 226 7000   Notice of Historically Black Colleges or Universities and
                    Minority Institution Set asides (APR 1994)
(X)  252 227-7013   Rights in Technical Data - Noncommercial Items (NOV 1998)
(X)  252 227 7014   Rights in Noncommercial Computer Software and Noncommercial
                    Computer Software Documentation (JUN 1998)
( )  252 227-7014   Rights in Noncommercial Computer Software and Noncommercial
                    Computer Software Documentation (JUN 1995) -Alternate I (JUN
                    1995)
( )  252 227-7019   Validation of Asserted Restrictions - Computer Software (JUN
                    1995)
( )  252 227-7020   Rights in Data- Special Works (JUN 1995)
( )  252 227 7021   Rights in Data--Existing Work (MAR 1979)
( )  252 227-7025   Limitation on the Use or Disclosure of Government-Furnished
                    Information Marked With Restrictive Legends (JUN 1998)
( )  252 227-7026   Deferred Delivery of Technical Data or Computer Software
                    (APR 1988)
( )  252 227-7027   Deferred ordering of Technical Data or Computer Software
                    (APR 1988)
(X)  252 227-7030   Technical Data Withholding of Payments (OCT 1988)
( )  252 227 7032   Rights in Technical Data and Computer software (Foreign)
                    (JUN 1975)
(X)  252 227-7036   Certification of Technical Data Conformity (MAY 1987)
(X)  252 227-7037   Validation of Restrictive Markings Technical Data (NOV 1995)
( )  252 227-7039   Patents - Reporting of Subject Inventions (APR 1990)
( )  252 228-7000   Reimbursement for War-Hazard Losses (DEC 1991)
( )  252 228-7003   Capture and Detention (DEC 1991)
( )  252 232-7002   Progress Payments for Foreign Military Sales Acquisitions
                    (DEC 1991)

( )  252 232-7004   DoD Progress Payment Rates (FEB 1996)
( )  252 232-7007   Limitation of Government's obligation (AUG 1993)
( )  252 232-7007   Limitation of Government s Obligation (AUG 1993) - Alternate
                    I (AUG 1993)
(X)  252 233-7000   Certification of Claims and Requests for Adjustment or
                    Relief (MAY 1994)
( )  252 234-7001   Cost/Schedule Control Systems (DEC 1991)
( )  252 239-7000   Protection Against Compromising Emanations (DEC 1991)
( )  252 239-7002   Access (DEC 1991)
( )  252 242-7000   Postaward Conference (DEC 1991)
( )  252 242-7003   Application for U S Government Shipping
                    Documentation/Instructions (DEC 1991)
( )  252 242-7004   Material Management and Accounting System (SEP 1996)
( )  252 245-7000   Government-Furnished Mapping, Charting and Geodesy Property
                    (DEC 1991)
( )  252 245-7001   Reports of Government Property (MAY 1994)
(X)  252 246-7000   Material Inspection and Receiving Report (DEC 1991)
( )  252 246-7001   Warranty of Data (DEC 1991)
( )  252 246-7001   Warranty of Data (DEC 1991) Alternate I (DEC 1991)
( )  252 246-7001   Warranty of Data (DEC 1991) - Alternate II (DEC 1991)
( )  252 249-7001   Notification of substantial Impact on Employment (DEC 1991)
( )  252 249-7002   Notification of Proposed Program Termination or Reduction
                    (MAY 1995)
(X)  252 251-7000   Ordering From Government Supply sources (MAY 1995)
FULL TEXT CLAUSES - WHEN APPLICABLE Pursuant to FAR 52 102-2, the following clauses (marked (X) when applicable) shall be incorporated in this solicitation and/or contract in full text Therefore, a copy of the applicable clause(s) follows

     CLAUSE NO.     TITLE
FAR CLAUSES
( )  52 209-1       Qualification Requirement (FEB 1995)
( )  52 209-3       First Article Approval - Contractor Testing (SEP 1989)
( )  52 209-3       First Article Approval - Contractor Testing (SEP
                    1989)Alternate I (JAN 1997)
( )  52 209-3       First Article Approval Contractor Testing (SEP 1989) -
                    Alternate II (SEP 1989)
( )  52 209-4       First Article Approval - Government Testing (SEP 1989)
( )  52 209-4       First Article Approval - Government Testing (SEP 1989)--
                    Alternate I (JAN 1996)
( )  52 209-4       First Article Approval - Government Testing (SEP 1989) -
                    Alternate II (SEP 1989)
(X)  52 215-42      Requirements for Cost or Pricing Data or Information other
                    Than Cost or Pricing Data Modifications (JAN 1997) -
                    Alternative 1 (OCT 1995)

( )  52 215 42      Requirements for Cost or Pricing Data or Information Other
                    Than Cost or Pricing Data Modifications (JAN 1997) Alternate
                    III (OCT 1995)
( )  52 215-42      Requirements for Cost or Pricing Data or Information Other
                    Than Cost or Pricing Data Modifications (JAN 1997) -
                    Alternate IV (OCT 1995)
( )  52 216-16      Incentive Price Revision Firm Target (FEB 1997)
( )  52 216-16      Incentive Price Revision - Firm Target (FEB 1997) -Alternate
                    I (APR 1984)
( )  52 216-17      Incentive Price Revision - Successive Targets (FEB 1997)
( )  52 216-17      Incentive Price Revision Successive Targets (FEB 1997) -
                    Alternate I (APR 1984)

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( )  52 216-23      Execution and Commencement of Work (APR 1984)
( )  52 216-24      Limitation of Government Liability (APR 1984)
( )  52 216-25      Contract Definitization (APR 1984)
( )  52 216 25      Contract Definitization (APR 1984) - Alternate I (APR 1984)
( )  52 217-6       Option for Increased Quantity (APR 1984)
(X)  52 217-9       Option to Extend the Term of the Contract (MAR 1989)
( )  52 222-26      Equal Opportunity (APR 1984) - Alternate (APR 1984)
( )  52 222-42      Statement of Equivalent Rates for Federal Hires (MAY 1989)
( )  52 222-47      SCA Minimum Wages and Fringe Benefits Applicable to
                    Successor Contract Pursuant to Predecessor Contractor
                    Collective Bargaining Agreements (CBA) (MAY 1989)
( )  52 222-49      Service Contract Act - Place of Performance Unknown (MAY
                    1989)
( )  52 227-3       Patent Indemnity (APR 1984) - Alternate I (APR 1984)
( )  52 227-3       Patent Indemnity (APR 1984) Alternate II (APR 1984)
( )  52 227-3       Patent Indemnity (APR 1984) - Alternate III {JUN 1995)
( )  52 227-5       Waiver of Indemnity (APR 1984)
( )  52 227-11      Patent Rights - Retention by the Contractor (Short Form)
                    (JUN 1989) - Alternate I (JUN 1989)
{ )  52 227-12      Patent Rights - Retention by the Contractor (Long Form) (JAN
                    1997) Alternate I (JUN 1989)
( )  52 227-13      Patent Rights - Acquisition by the Government (JAN 1997) -
                    Alternate I (JUN 1989)
( )  52 229-7       Taxes--Fixed-Price Contracts with Foreign Governments (JAN
                    1991)
( )  52 232-16      Progress Payments (JUL 1991) - Alternate II (AUG 1987)
( )  52 243-7       Notification of Changes (APR 1984)
( )  52 244 1       Subcontracts (Fixed Price Contracts) (FEB 1995)
( )  52 244-1       Subcontracts (Fixed Price Contracts) (FEB 1995) Alternate I
                    (APR 1984)
( )  52 244-2       Subcontracts Under Cost-Reimbursement and Letter Contracts
                    (FEB 1997) - Alternate I (AUG 1996)
( )  52 246 20      Warranty of Services (APR 1984)
( )  52 247-66      Returnable Cylinders (MAY 1994)
( )  52 252-4       Alterations in Contract (APR 1984)
( )  52 252-6       Authorized Deviations in Clauses (APR 1984)
DFARS CLAUSES
( )  252 217-7027   Contract Definitization (FEB 1996)
( )  252 219-7005   Incentive for Subcontracting with small Businesses, Small
                    Disadvantaged Businesses, Historically Black Colleges and
                    Universities and Minority Institutions (NOV 1995)
( )  252 219-7005   Incentive for Subcontracting with Small Businesses, Small
                    Disadvantaged Businesses, Historically Black Colleges and

                   Universities and Minority Institutions (NOV 1995) Alternate I (DEC 1991)
( )  252 219-7005  Incentive for Subcontracting with Small Businesses, Small
( )  252 225-7027  Limitation on Sales Commissions and Fees (DEC 1991)
( )  252 232-7003  Flexible Progress Payments {DEC 1991)
( )  252 232-7007  Limitation of Government's Obligation (AUG 1993)
( )  252 239-7016  Telecommunications Security Equipment, Devices, Techniques
                   and Services (DEC 1991)
( )  252 243-7000  Engineering Change Proposals (MAY 1994)
( )  252 243-7000  Engineering Change Proposals (MAY 1994) - Alternate I {MAY
                   1994)
( )  252 247-7024  Notification of Transportation of Supplies by Sea (NOV 1995)
( )  252 249-7000  Special Termination Costs (DEC 1991)

I.6 THE FOLLOWING 8(A) CLAUSES. PROVISIONS~ AND CERTIFICATIONS ARE
INCORPORATED:

PART 1 - CERTIFICATION OF SUBCONTRACTING

I certify that at least the percentage of work required by 13 CFR 124.314 shall be performed by employees of my firm and the SBA approval will be obtained prior to entering a subcontract with any other concern. Those percentages are:

[X] SERVICES (except construction) -- At least 50 percent of the-cost of contract performance incurred for labor must be expended for employees of an 8(a) concern.

[_] SUPPLIES (other than from regular dealers) -- At Least 50 percent of the cost of manufacturing that supplies, not including the cost of material.

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[_] G GENERAL CONSTRUCTION -- At least 15 percent of the cost of the contract not including the cost of materials. must be expended or employees of the 8 (a) concern.

[_] CONSTRUCTION BY SPECIAL TRADE CONTRACTORS -- At least 25 percent of the cost of the contract, not including the cost of materials must be expended for employees of the 8 (a) concern.

PART 2

I hereby request permission to subcontract with ___________________for the amount specified in our Best and Final Offer.

PART 3 - COMPETITIVE BUSINESS MIX CERTIFICATION

(A) [X] FIRM NAME: LITRONICS INC ________________________is in the development stage.

(B) [_] FIRM NAME: _________________________________acknowledges that it is currently in the transition stage of the 8 (a) Program Participation and certifies that it is in compliance with the non-8(a) business activity targets established pursuant to 13 CFR 124.312(c) (4) and (5).

(C) [_] FIRM NAME: _________________________________certifies that it is in compliance with the remedial measures imposed by SBA, if any, pursuant to 13 CFR 124.312(c) (12). Disrepresentation by falsely certifying to past compliance with the non-8(a) business activity targets established in the business plan approved by SBA shall subject that individual to:

     (1) Punishment by a fine of not more than $500,000 or imprisonment for not more than 10 years or both;

     (2) The administrative remedies prescribed by the Program fraud Civil Remedies Act of 1986 (31 USC 3801.3812);

     (3) Suspension and debarment as specified in 13 CFR 145 of Subpart 9.4 of Title 48 Code of Federal Regulations (or any successor regulation) on the basis that such misrepresentation indicates a lack of business integrity that seriously and directly affects the present responsibility of a person or entity to transact business with the Federal Government; and

     (4) Ineligibility for participation in any program or activity conducted under the authority of the Small Business Act or the Small Business investment Act for a period of not to exceed 3 years.

MDA904-97-C-0424

     34 of 34

FIRM NAME: ___________________________
ADDRESS: _____________________________
CITY, STATE, ZIP: _________________________
_______________________________________

Signature of President, Partner or Proprietor      Date: _________________

ORIGINAL SIGNATURES ONLY, REPRODUCTIONS WILL NOT BE ACCEPTED.

PART 4 - ADDITIONAL CLAUSES AND PROVISIONS

52.219-11           Special 8(a) Contract Conditions (FEB 1990)
                    Name of Agency:  Maryland Procurement Office

52.219- 12          Special 8(a) Subcontract Conditions (FEB 1990)
                    Prime Contract Number:
                    Name of Agency:  Maryland Procurement Office
                    Name of Subcontractor:

52.219- 14          Limitations on Subcontracting (JAN 1991)

52.219- 17          Section 8(a) Award (DEC 1996)
                    Name of Agency:  Maryland Procurement Office

52.203-11           Certification and Disclosure Regarding Payment s to
                    Influence Certain Federal
                    Transactions (APR 1991)
                    Certification of Subcontracting
                    Certification of Competitive Business Mix

SECTION J - LIST OF ATTACHMENTS

J.1 Statement of Work entitled, "Multi Level information System Security Initiative, Crypto Card System Analysis and Library and Driver Architecture and Development," dated 10 January 1997, 7 pages.

J.2 Contract Data Requirements List, DD Form 1423, dated 13 February 1997, 18 pages.

J.3 Award Fee Plan (Rev. 2), dated 10 June 1997, 5 pages.

MDA904.97-C-0424

P00009

SECTION B - SUPPLIES/SERVICES AND PRICES is revised to include:

B.3 SUPPLIES/SERVICES (Date of Contract Modification P00009 - 30 September 1998)
CLIN            ITEM DESCRIPTION                  UNIT           QTY      UNIT PRICE                    TOTAL
----            ----------------                  ----           ---      ----------                    -----
0001      The contractor shall furnish the        HRS            Gov't 6,400     XXX
          necessary materials, facilities,                       Cont'r 5,237
          equipments, supplies and services
          of skilled professional, technical
          and support personnel to fulfill
          the requirements set forth in the
          Statement of Work entitled
          "Task Order for an Advanced
          Fortczza and Commercial
          Algorithm Smartcard, Version
          2.0" dated 27 May 1998.
0001 AA         Program Manager                   X              XXX                 $118.06             XXXX
0001 AB         Sr Electrical Engineer            X              XXX                 $ 75.41             XXXX
0001 AC         Electronic Technician             X              XXX                 $ 69.32             XXXX
0001 AD         Systems Analyst                   X              XXX                 $575.38             XXXX
0001 AE         Sr. Software Engineer             X              XXX                 $ 98.38             XXXX
0001 Af         Software Engineer                 X              XXX                 $ 62.60             XXXX
Total Amount CLIN 0001                                           Not-To-Exceed
ACR. AC                                                          Government's Share                      $519,434.00
                                                                 Contractor's Share                      $424,991.00
0002      Award Fee Pool, to be determined                       For the Period                          $519,434.00
          in accordance with the Award Fee
          Determination Plan for Multi
          Level Information System
          Security Initiative Crypto Card
          System Analysis and Library and
          Driver Architecture and
          Development, dated 10 June
          1997 (Rev. 2). There shall be one
          evaluation for the period, date of
          contract modification - 30
          September 1998, The contractor
          is authorized to bill tor up to 50%
          of the available award fee ($), on
          a monthly basis in equal amounts.
          ACR:  AC
03        Travel                                                 For the Job    Not-To-Exceed
          (Inclusive of Burdens)                                 Government's Share                      $8,37 l.00
ACR:  AC                                                         Contractor's Share                      $6,849.00

MDA904-97-C-0424
P00009

CLIN  ITEM DESCRIPTION             UNIT QTY            UNIT PRICE           TOTAL
----  ----------------             ---- ---            ----------           -----
0004  Other Direct Costs           For the Job         Not-To-Exceed
      (Inclusive of Burdens)       Government's Share                       $214,252.00
      ACR:  AC                     Contractor's Share                       $288,050.00
0005  Data, in accordance with the For the Lot         Not-Separately-Priced
      Contract Data Requirements
      List (CDRL), DD Form 1423,
      dated 13 February 1997
      ACR:  AC
TOTAL NOT TO-EXCEED                GOVERNMENT'S SHARE                       $794,000.00
              TOTAL                CONTRACTOR'S SHARE                       $721,890,00

SECTION C - DESCRIPTION/SPECIFICATION WORK STATEMENTS is revised to include:

C.4 Statement of Work entitled, Task Order for an Advanced Fortezza and Commercial Algorithm Smartcard, dated May 7, 1998.

C.5 The Government shall submit individual task orders to The Contractor. Upon review of The task, the contractor will review The task requirement and provide the Government with an estimate of the required labor hours, by category, material and travel for performance. If acceptable, the Government will authorize the work to proceed by signing the task order and Returning it to the Contractor The Contractor is not authorized to deviate from the specified labor hours, per labor category by more than ten percent 10% without prior authorization from the Contracting Officer. In the event the Contractor cannot perform the effort within the authorized deviation, a revised estimate shall be submitted to the Government for approval. If acceptable, the task order will be amended accordingly. However, in no event shall the Contractor exceed the total Not-to-Exceed portion of the contract regardless Of the authorized deviation specified herein. Man Hours expended in preparing Task Order estimates shall not be directly charged to this contract.

SECTION F - DELIVERIES OR PERFORMANCE

F.7 352.211-9004 PERIOD OF PERFORMANCE (APR 1989) is added:

Section R.3 of this contract shall extend from date of contract modification to 30 September 1998, unless performance is sooner terminated under the terms of the contract
(End of Clause)

MDA904-97-C 0424

P00009

SECTION C - CONTRACT ADMINISTRATION DATA

G.1 ACCOUNTING~D APPROPRIATION DATA is revised w include ACR:  AC:

ACR:  AA                                                               Obligate
--------                                                               --------
977/80400.4500 574E51 999-2520 S18119 03200106 IX 0000 X22 120B
     Previously Obligated for Section B.1 CLINs 000l, 0003 and 0004    $  446,874.00
     Previously Obligated for Provisional Award Fee Payments           $        0.00
     Previously Obligated for Future Award Fee Payments                $        0.00
     Previously Obligated for Award Fee Earned                         $   36,433.00
     Total Amount Previously Obligated ACR: AA                         $  483,307.00

ACR:  AB                                                               Obligate
--------                                                               --------
978190400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 I25D
     Previously Obligated for section B.2 CLINs 0001, 0003 and 0004    $1,154,441.00
     Previously Obligated for Provisional Award Fee Payments           $   42,279.50
     Previously Obligated for Future Award Fee Payments                $   42,279.50
     Total Amount Previously Obligated (PR:  16-97-9093-0003)          $  850,000.00
     Total Amount Previously Obligated (PR:  I6-97-2093-0004)          $  205,000.00
     Total Amount Previously obligated (PR:  l6-97-2093-0005)          $  184.000.00
     Total Amount Previously Obligated ACR:  AB                        $1,239,000.00

ACR:  AC                                                               Obligate
--------                                                               --------
978/90400.4500 584E51 999-X550 S18119 04700100 IX 0000 X21 125D
     Obligate This Action for section B.3 CLINs 0001, 0003 and 0004    $  742,057.00
     Obligate This Action for Provisional Award Fee Payments               25,971.50
     Obligate This Action for Future Award Fee Payments                    25,971.50
     Total Obligated This Action (PR: I6-98-3701-0000) ACR:  AC        $  794,000.00

MDA904-97-C-0424

P00009

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

Funds in the amount of $42,279.50 Section B.2, and S25.971.50, SECTION B.3, have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

G.14 METHOD OF INVESTMENT CALCULATION/INVOICING (applicable to Section B.2 only)

The Contractor agrees that it will make an investment of 45% of total costs incurred up to a maximum investment contribution of 5721,890.00. In order to implement this investment, The Contractor agrees that each of its invoices for incurred costs on the effort contained in Section B.3 will include the following information:

Total costs incurred
55% of those costs charged to the Government
45% of those costs charged to the Contractor
Total amount to be paid by the Government
Total investment to date by Contractor

It is further agreed by the parties that, once the maximum investment is reached, any additional costs incurred above the estimated costs contained herein that are otherwise allowable, allocable. and reasonable and in accordance with the other provisions of the contract, will be invoiced up to a total of $1,515,890.00, which total includes the contractor's maximum investment of $721,890.00, and the government's investment of $794,000.00 for the current period of performance. The contractor's maximum investment is $721,890.00. All invoices will be paid in accordance with the payment provisions stated in this contract. In no case will the contractor invoice the government for more than the Not-To-Exceed amount listed in the contract. The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The Contractor's notice shall include an estimate of funds required to continue performance. If, after notification by the Contractor pursuant to this clause, additional funds are required to be obligated for a further period, the government will negotiate an appropriable resolution.

(end of Clause)

SECTION' H - SPECIAL CONTRACTOR REQUIREMENTS is revised to include:

H.19 552.227-9005 NOTIFICATION OF FOREIGN ORIGIN SOFTWARE AND/OR FIRMWARE. (OCT
1997)

Offerors/Contractor shall notify the Contracting Officer in writing if any foreign manufactured, developed, maintained and/or modified software and/or firmware will be used or included in the deliverables under this contract. Foreign-origin software and/or firmware that is merely a possible candidate for as under this contract shall also be identified. Notification pursuant to this clause must include the identity of the foreign source and the nature of the software application, and is required as soon as there is a reason to know or suspect foreign origin.

NSA reserves the right to exclude foreign-origin software and/or firmware from use under contract on a case-by case basis.

(End of clause)

H.20 352.216-9012 TECHNICAL TASK ORDERS (OCT 1993)

(a) Technical Task Orders shall be issued by the Contracting Officer or his/her duly authorized representative. The TTOs will include a ceiling price, beyond which the Contractor shall not incur costs.

(b) The performance of the work under each TTO order shall be subject to the technical direction and surveillance of the Contracting Officer's
Representatives (CORs) who are identified under separate letter. "Technical Direction",

MDA904-97-C 0424 POOOO9
as used herein, is direction to the Contractor which fills in details or otherwise completes or explains the scope of the work and specific requirements as set forth in the Statement of Work and in each TTO. Furthermore, the COR may suggest to the Contractor lines of inquiry or methods of approach with respect to work under this order. It is intended that the Technical Task Orders (TTOs) or suggestions furnished shall be within the general scope of the work as set forth in the Statement of Work: and shall not constitute changes as described in the "Changes" clause.

(c) The following procedures shall be follows/ed in initiating tasks under this order:

A TTO seeing forth the detailed requirements of a particular task, together with any necessary attachments (drawings, schematics. ac.,) shall be furnished to the Contractor in writing by a designated COR. The Contractor is obligated to perform all TTOs issued pursuant to the technical specification cited in paragraph (b), above. TTOs shall not constitute a basis for any increase in the fee or extrusion to the period of performance. Nothing contained in this clause authorizes the Contractor to incur costs in excess of the estimated cost or fund limitation set forth in the order.

(d) All TTOs furnished to the Contractor shall be incorporated into this order by reference.

(End of Clause)

H.21 MPO 232-9009 CEILING PRICE

The price negotiated for this contract and for any subsequent job orders resulting hereunder shall be a ceiling once which the contractor exceeds at his own risk without prior approval of the Contracting Officer.

SECTION I - CONTRACT CLAUSES

1.5 REFERENCED CLAUSES is revised to include:

52.215-2 Audits and Records - Negotiations (AUG 1996)

SECTION; J - LIST OF ATTACHMENTS IS REVISED to include:

J .4 Statement of Work entitled, "Task Order for an Advanced Fortezza and Commercial Algorithm Smartcard, Version 2.0," dated 21 May 1998. 22 pages (previously provided).

MDA904-97-C-0424

P00009

C. As a result of the foregoing, the total contract price is restated as follows:

     Section B. 1                      FROM            BY                  TO
     ------------                      ----            --                  --
Cost of CLINs 0001, 0003 and 0004      $446,874.00     $        0.00  $  446,874.00
Award Fee Pool                         $         0.00  $        0.00  $        0.00
Earned Award Fee                       $    36.433.00  $        0.00  $   36.433.00
                                                       -------------  -------------
Total FPAF Amount                      $   483,307.00  $        0.00  $  483,307.00
     Section B.9                       FROM            BY                  TO
     -------------                     ----            ---                 --
Cost of CLINs 0001, 0003 and 0004      $ l,154,441.00  $        0.00  $1,154,441.00
Award Fee Pool                         $    84,559.00  $        0.00  $   84,559.00
Earned Award Fee                       $         0 00  $        0.00  $        0.00
                                                       -------------
Total FPAF Amount                      $1,,239,000.00  $        0.00  $1,239,000.00
     Section B.3                       FROM            BY                  TO
     -----------                       -----           --                  --
Cost of CLINs 0001, 0003 and 0004      $         0.00  $  742,057.00  $  742,057.00
Award Fee Pool                         $         0.00  $   51,943.00  $   51,943.00
Earned Award Fee                       $         0 00  $        0.00  $        0 00
                                       --------------  -------------  -------------
Total FPAF Amount                      $         0.00  $  794,000.00  $  794,000.00
                                       FROM            BY                  TO
                                       ----            --                  --
Total Contract Price                   $ 1,722,307.00  $  794,000.00  $2,516,307.00

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

     LITRONIC INDUSTRIES
     PURCHASE ORDER WORKSHEET
PO Number:MDA904-97-C-W24, P00008                         Customer Number:
Date:  June 12, 1998 Customer:  NSA
Maryland Procurement Office
Address:  9800 Savage Road
FANX III
Fort George G. Meade, MD 20755
6000
Buyer:  M. Ouansy
REMARKS SECTION
1. ADDITIONAL FUNDING FOR FY98. TOTAL CONTRACT AMOUNT IS $1,239,000.00.
2. PROVIDE COPY TO BOB GRAY.
Item  Part Number       Quantity      UNIT Price    Due Date      Total
0001  See Page 3 of Contract for      184,000.00    N/A           $184,000.00
      Appropriate Labor Categories
TOTAL PRICE $184,000.00
Taxable NO
Initiated by; Prohaska
Rep: Prohaska)

P00006
Page 2 of 3

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.1 SUPPLIES/SERVICES (Basic period 27 June 1997 - 30 September 1997) is revised to read:

CLIN ITEM DESCRIPTION              UNIT   QTY      UNIT PRICE      TOTAL
0001 The contractor shall furnish  HRS    4,832    XXX             $443,445.57
     the necessary materials,
     facilities, equipment,
     supplies, and services of
     skilled professional,
     technical and support
     personnel to fulfill the
     requirements sel forth in the
     Statement of' Work for Multi
NOTE:The above stated amounts reflect the following revisions:

                                             FROM                BY                 TO
                                             ----
     Quantity in hours                        4,582               250             4,832
Total Price       $421,116.00                $421,116.00         $22,329.57      $443,445.57
0001AA            Program Manager             X                   XXX            $118.06                 XXXX
0001AB            Sr. Electrical Engineer     X                   XXX            $ 75.41                 XXXX
0001AC            Electronic Technician       X                   XXX            $ 69.32                 XXXX
000lAN            Systems Analyst             X                   XXX            $ 75.38                 XXXX
000AIS            Sr. Software Engineer       X                   XXX            $ 98.38                 XXXX
0001AF            Software Engineer           X                   XXX            $ 62.60                 XXXX
Total Amount CLIN 0001                     Not-To-Exceed                                   $443,445.57

0002Award Fee Earned                       For the Period                                  $36,433.00
0003Travel                                 For the Job            Not-To-Exceed            $     0.00
(Inclusive of Burdens)
NOTE: The above stated amounts reflect the
 following revisions:
                                     FROM                                  BY                     TO
                                     ----                                  --                     --
                                     $ 15,000.00                           ($15,000.00)           $      0.00
0004                                 OTHER DIRECT COSTS For the Job        Not-To-Exceed          $  3,428.43
(Inclusive of Burdens)

MDA9O4-97-C-0424|
P00005

Page 3 of 3

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor' s established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.
SECTION G - CONTRACT ADMINISTRATION DATA
G.l  ACCOUNTING AND APPROPRIATION DATA, ACR: AA only, is revised to read:

ACR:  AA                                                                             Obligate
--------                                                                             ---------
977/80400.4500 574E51 999-2590 S18119 03200106 lX 0000 X22 120B
     Previously Obligated for Section B. l CLINs 0001,, 0003 and 0004                $  446,874.00
     Previously Obligated for Provisional Award Fee Payments                         $   21,431.00
     DeObligate for Provisional Award Fee Payments This Action                        ($21,43l .00)
     Total Amount Obligated for Provisional Award Fee Payments                       $        0.00
     Previously Obligated for Future Award Fee Payments                              $   21,431.00
     Deobligate for Future Award Fee Payments                                         ($2l ,431.00)
     Total Amount Obligated for Future Award Fee Payments                            $        0.00
     Previously Obligated for Award Fee Earned                                       $        0.00
     Obligate for Award Fee Earned This Action                                       $   36,433.00
     Total Amount Obligated for Award Fee Earned                                     $   36,433.00
     Total Amount Previously Obligated for ACR: AA                                   $  489,736.00
     DeObligate ACR:  AA This Action                                                    ($6,429.00)
     Total Amount Obligated ACR:  AA                                                 $  483,307.00

3. As a result of the foregoing, the total contract value is decreased as follows:

                                   FROM                      By                      TO
                                   ----                      --                      --

Not-To-Exceed                      $1,339,736.00             ($6,429.00)             $1,333,307.00

4. Except as provided for herein, all terms and conditions and provisions remain unchanged and in full force and effect.

The Performance Evaluation Board discussed Litronic, Inc.'s performance during the base year award fee period via informal meetings. The conclusions reached are summarized as follows.
TECHNICAL
Staffing:
 . Skilled personnel were assigned to the task, and all subcontracts appear to have been well managed.
 . There were no problems with personnel equipped with inadequate skills working on the task.
Rating:  EXCELLENT
PERFORMANCE:
 . System Engineering produced a flexible architecture that was able to respond to numerous problems.
 . Few of the many bugs in the CI Library 1.52b were the result of any deficiency in Litronic's test engineering process. While Litronic's Software Engineering Process has some Way to go, it certainly was capable of responding to this particular debugging exercise.
 . Litronic is very responsive in addressing support concerns.
 . Litronic communicates problems and concerns very well with the Program Office.
Rating:  EXCELLENT
 . Contractor had some difficulty in meeting schedule for Cl Library 1.52b. As a result, library release was delayed for several months.
Rating: MARGINAL
COST
 . Litronic effectively controlled program costs.
 . No problems were evident in Litronic's billing procedures.
 . Status reporting is deficient. It is often late, not available, or not useful. If this problem is not corrected by the next evaluation period, cost will be further affected.
Rating:  GOOD
Base Year Award Period
PERB Recommendations: Litronic, Inc.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1/7

Amendment Modification No. P00004
Effective Date: 23 Oct, 1997
Requisition Purchase Req. No. :16-97-2093 /3
Issued by:
Maryland Procurement Office
9800 Savage Road
Ft. Meade, Md 20755-6000
Attn: N 141 (M . Lynn Miller) (410) 8594071
Name and Address of Contractor:
Litronic, Inc.
ATTN:  James Prohaska (703-729-1700)
4308 8 Winter Grove Drive
Ashburn, VA 22011
Modification of Contract/Order No.: MDA###-##-####

X  DATED (SEE ITEM 1.R)

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
Obligate $850,000.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

D.  OTHER (Specify type of modification and authority)
FAR 43.103 (a) Bilateral Modification.

E. IMPORTANT: Contractor X is not required to sign this document and return 3 copies to the issuing office.

A. The purpose of this modification is to:
I .Reduce the quantity of hours in section H.13 paragraph (b) OPTION I,

2.Exercise a portion of the option under section H.13 paragraph (b) OPTION I, in the FPAF amount of $850,000.00.

3.Add OPTION 3 for additional level of effort in Fiscal Year 1998 in the amount of $391,112.00.

B. Accordingly, this contract is hereby modified as follows.

(Continued on following page)
NAME AND TITLE OF SIGNER (type or print)
James S. Prohaska
Director, Business Development
NAME AND TITLE OF CONTRACTING OFFICER (type or print)
Gregory A. Fream
Contracting Officer

[AUTHORIZED SIGNATORY]
----------------------
(Signature of personal authorized to sign this form)

15c. Date signed 03, Oct, 1997

16C. Date signed 03, Oct. 1997

                                                                          P00004
                                                                     Page 2 of 7


PART I - REDUCE THE LEVEL OF EFFORT UNDER H.13 PARAGRAPH (B) OPTION I
---------------------------------------------------------------------

OPTION I - FISCAL YEAR 1998 (1 OCTOBER 1997 - 30 SEPTEMBER 1998) is hereby
----------------------------------------------------------------
restated as follows.

 CLIN            ITEM DESCRIPTION          UNIT       QTY      UNIT    PRICE
 TOTAL

0001 The contractor shall furnish         HRS         7864     XXX   $738,500.00
     the necessary materials,
     facilities, equipment,
     supplies, and services of
     skilled professional,
     technical and support
     personnel to fulfill the
     requirements set forth in the
     Statement of Work for Multi
     Level Information System
     Security Initiative Crypto
NOTE:  The above stated amounts reflect the following revisions:

                                   FROM                     BY                      TO
                                   ----                     --                      --
           Quantity in hours              11,400                  (3,536)                  7864

           Total Price             $1,071,465.00            (5332,965.00)           $738,500.00

0001AA     Program Manager                     X                      XXX           $    118.06  XXXX
0001AB     Sr Electrical Engineer              X                      XXX           $     75.41  XXXX
0001 AC    Electronic Technician               X                      XXX           $     69.32  XXXX
0001AD     Systems Analyst                     X                      XXX           $     75.38  XXXX
0001AE     Sr. Software Engineer               X                      XXX           $     98.38  XXXX
0001AF     Software Engineer                   X                      XXX           $     62.60  XXXX
           Total Amount CLIN 0001                                          Not-To-Exceed  $738,500.00

                                                                          P00004
                                                                     Page 3 of 7

0002      Award Fee Pool, to be              For the Period         $73,850.00
          determined in accordance
          with the Award Fee
          Determination Plan for Multi
          Level Information System
          Security Initiative Crypto
          Card System Analysis and
          Library and Driver
          Architecture and
          Development, dated 10 June
          1997 (Rev.2)

NOTE:     The above stated amounts reflect the following revisions:

                                             FROM                 BY                  TO
                                             ----                 --                  --
                                             $107,147.00          ($33,297.00)        $73,850.00
0003            Travel                          For the Job            Not-To-Exceed               $25,150.00
                (Inclusive of Burdens)

NOTE:     The above stated amounts reflect the following revisions:

                                             FROM                 BY                  TO
                                             ----                 --                  --
                                             $550,000.00          ($24,850.00)        $25,150.00

0004            OTHER DIRECT COSTS              For the Job            Not-To-Exceed               $12,500.00
                (Inclusive of Burdens)

NOTE:           The above staled amounts reflect the following revisions:

                                             FROM                 BY                  TO
                                             ----                 --                  --

                                             $12,500.00           ($0.00)             $25,150.00

0005            Date, in accordance with the                 For the Job              Not-Separately-Priced
                Contract Data Requirements
                List (CDRL), DD Form
                1423, dated 13 February 1997

                                                                          P00004
                                                                     Page 4 of 7


PART II -EXERCISE THE OPTION UNDER H.13 PARAGRAPH (B) OPTION I
--------------------------------------------------------------

SECTION B - SUPPLIES/SERVICES AND PRICES

OPTION I - FISCAL YEAR 1998 (1 OCTOBER 1997 - 30 SEPTEMBER 1998) is hereby
----------------------------------------------------------------
restated as follows.

 CLIN     ITEM DESCRIPTION                    UNIT        QTY       UNIT PRICE          TOTAL

 0001     The contractor shall furnish       HRS          7864             XXX        $738,500.00
          the necessary materials,
          facilities, equipment,
          supplies, and services of
          skilled professional,
          technical and support
          personnel to fulfill the
          requirements set forth in the
          Statement of Work for Multi
          Level Information System
          Security Initiative Crypto
          Card System Analysis and
          Library and Driver
          Architecture and
          Development, dated 10
          January 1997.

0001AA    Program Manager                        X           XX          $118.06             XXXX
0001AB    Sr Electrical Engineer                 X           XXX         $ 75.41             XXXX
0001AC    Electronic Technician                  X           XXX         $ 69.32             XXXX
0001AD    Systems Analyst                        X           XXX         $ 75.38             XXXX
0001AE    Sr. Software Engineer                  X           XXX         $ 98.38             XXXX
0001AF    Software Engineer                      X           XXX         $ 62.60             XXXX

          Total Amount CLIN 0001                             Not-To-Exceed                   $738,500.00

0002      Award Fee Pool, to be determined                   For the Period                  $ 73,850.00
          in accordance with the Award Fee
          Determination Plan for Multi
          Level Information System
          Security Initiative Crypto Card
          System Analysis and Library and
          Driver Architecture and
          Development, dated 10 June
          1997 (Rev. 2). There shall be one
          evaluation for the period of I
          October 1997 - 30 September
          1998.  The contractor is authorized
          to bill for up to 50% of the
          available award fee ($36,925.00),
          on a monthly basis in equal
          amounts of $3,077.08.

                                                                          P00004
                                                                     Page 5 of 7


CLIN            ITEM DESCRIPTION              UNIT      QTY       UNIT PRICE          TOTAL
0003    Travel                             For the Job           Not to Exceed      $25,150.00
        (Inclusive Of Burdens)

0004    Other Direct Costs                 For the Job           Not to Exceed      $12,500.00
        (Inclusive of Burdens)

0005    Data, in accordance with the Con-  For the Lot           Not Separately-Priced
        tract Data Requirements List
        (CDRL), DD Form 1423, dated
        13 February 1997

SECTION F- DELIVERIES OR PERFORMANCE

F.3 352.211-900)4 PERIOD OF PERFORMANCE (OCT 1990) - ALTERNATE III (OCT 1990) is hereby restated as follows.

The period of performance shall extend from the date of contract award to 30 September 1998, unless performance is sooner terminated under the terms of the contract. However the Government reserves the right to exercise the option to renew the contract for up to one (1) year, as set forth elsewhere in this contract.

SECTION G - CONTRACT ADMINISTRATION DATA

G.1  ACCOUNTING AND APPROPRIATION DATA has the following fund cite added.

ACR:  AB                                                           Obligate
--------                                                           --------
978/90400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 125D

PR 169720930003
     Obligated for section B.2 CLINs 0001, 0003 and 0004           $776,150.00
     Obligated for Provisional Award Fee Payments                  $ 36,925.00
     Obligated for Future Award Fee Payments                       $ 36,925.00
     Total Amount Obligated                                        $850.000.00

SECTION H- SPECIAL CONTRACT REQUIREMENTS

H.13 OPTION TO EXTEND THE TERM OF THE CONTRACT paragraph (b) OPTION I only, as restated in PART I of this modification, is hereby deleted in its entirety.

PART III - ADD OPTION 3

H.13 OPTION TO EXTEND THE TERM OF THE CONTRACT paragraph (b) OPTION 3 is hereby added to this contract as follows.

                                                                          P00004
                                                                     Page 6 of 7

OPTION 3 - FISCAL YEAR 1998 ( 1 OCTOBER 1997 - 30 SEPTEMBER 1998).

CLIN        ITEM DESCRIPTION             UNIT     QTY    UNIT PRICE     TOTAL
0001      The contractor shall furnish    HRS    3,536          XXX    $332,965.00
          the necessary materials,
          facilities, equipment,
          supplies, and services or
          skilled professional,
          technical and support
          personnel to fulfill the
          requirements set forth in the
          Statement of Work for Multi
          Level Information System
          Security Initiative Crypto
          Card System Analysis and
          Library and Driver
          Architecture and
          Development, dated 10
          January 1997.

0001AA    Program Manager           X      XXX                $118.06        XXXX
0001AB    Sr Electrical Engineer    X      XXX                $ 75.41        XXXX
0001AC    Electronic Technician     X      XXX                $ 69.32        XXXX
0001AD    Systems Analyst           X      XXX                $ 75.38        XXXX
001 AE    Sr. Software Engineer     X      XXX                $ 98.38        XXXX
0001AF    Software Engineer         X      XXX                $ 62.60        XXXX

          Total Amount CLIN 0001                              Not-To-Exceed  $332,965.00

0002      Award Fee Pool, to be            For the Period                    $ 33,297.00
          determined in accordance
          with the Award Fee
          Determination Plan for Multi
          Level Information System
          Security Initiative Crypto
          Card System Analysis and
          Library and Driver
          Architecture and
          Development, dated 10 June
          1997 (Rev. 2).

0003      Travel                           For the Job        Not-To-Exceed  $24,850.00
          (Inclusive of Burdens)

0004      Other Direct Costs               For the Job        Not-To-Exceed       $0.00
          (Inclusive of Burdens)

0005      Date, in accordance with the     For the Lot        Not-Separately-Priced
          Contract Data Requirements
          List (CDRL), DD Form
          1423, dated 13 February 1997

                                                                MDA904-97-C-0424
                                                                          P00004
                                                                     Page 7 of 7

C. As a result of the foregoing, the total contract price is restated as follows

Section B.l                                 FROM                 BY                      TO
-----------                                 ----                 --                      --
Cost of CLINs 0001 0003 and 0004            $338,465.00          $0.00              $338,465.00
Award Fee Pool                              $31,271.00           $0.00              $31,271.00
Earned Award Fee                            $0 00                $0.00              $0.00
                                                                 -----              -----
Total CPAF Amount                           $369,736.00          $0.00              $369,736.00

Section B.2                                 FROM                 BY                      TO
-----------                                 ----                 --                      --
Cost of CLINs 0001, 0003 and 0004           $0.00                $776.150.00        $776.150.00
Award Fee Pool                              $0.00                $ 73,850.00        $73,850.00
Earned Award Fee                            $0.00                $0.00              $0.00
                                            -----                -----              -----
Total CPAF Amount                           $0.00                $850,000.00        $850.000.00

                                            FROM                 BY                      TO
                                            ----                 --                      --
Total Contract Price                        $489,736.00          $850,000.00        $1,339.736.00

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 3 PAGES

2.  AMENDMENT MODIFICATION NO.  P0003
3.  EFFECTIVE DATE  15 SEP 1997
CODE H98230

7. ADMINISTERED BY (if other than Item 6)

Maryland Procurement Office
9800 Savage Rd., FANX III
Ft. George G. Meade, MD 20755-6000
ATTN:  N 141 (MLM)

8.  NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and Z1P Cade
LITRONIC
ATTN:  JAMES PROHASKA (703-729-1700)
43088 Winter Grove Drive
Ashburn. VA  22011

 X   9A. AMENDMENT OF SOLICITATION NO.
---

9B.  DATED (SEE ITEM 11)

10A.  Modification of Contract/Order No.
MDA904-97-D-0424

10B.  Dated (SEE ITEM 13)
27 June 1997

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF  SOLICITATIONS

___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified or receipt offers _____ is extended. _______is not extended.

11. Offers's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended. hy one of the following methods:

(a) By completing Items 8 and 15, and returning copies~s of the amendment: (b} By acknowledging receipt Of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
SEE PAGE 2                                                 Obligate:  $75,000.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

 X   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE
---
CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc. SET FORTH IN
ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

 X   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
---
FAR 43.103(A)

D.  OTHER (Specify type of modification and authority).

E.  IMPORTANT:   Contractor___ is not,  X   is required to sign this document
                                       ---
and return  3  copies of the issuing office.

14. DESCRIPTION OF AMENDMENT MODIFICATION (Organized by UCF section headings, including solicitation /contract subject matter where feasible).
1. The purpose of this modification is to provide additional funds to increase the level of effort and to change the subcontract number on page 2 of the basic contract from SB0920-96-602356 to SB0920-97-706672.

2. Accordingly, the following sections are hereby modified:  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in Full force and effect.

15A NAME AND TITLE OF SIGNER (Type or Print)
James S. Prohaska
Director, Business Development

B.  CONTRACTOR/OFFEROR
[AUTHORIZED SIGNATORY]
----------------------
(Signature of person authorized to sign)

15C. DATE SIGNED
12 SEP 1997

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
GREGORY A. FREAM
CONTRACTING OFFICER

16B.  UNITED STATES OF AMERICA
BY  /S/ GREGORY A. FREAM
    --------------------
(Signature of Contracting Officer)

16C. DATE SIGNED
15 SEPT. 199_
                                                                 page 2
                                                        MDA904-97-C-0424/ P00003

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.l  SUPPLIES/SERVICES, CLINs 0001 and 0002 only, are revised as follows:


                                                                                    UNIT
CLIN                  SUPPLIES/SERVICES                UNIT           QTY           PRICE  TOTAL
0001       The Contractor shall furnish the            HRS From 3873  XXX            From  $353,616.00
           necessary materials, facilities,                 By 709                   By    $ 67,500.00
           equipment, supplies and services                 To 4582                  To    $421,116.00
           and services of skilled professional,
           technical and support personnel to
           fulfill the requirements set forth in
           the Statement of Work entitled, "Multi
           Level Information System Security
           Initiative Crypto Card System Analysis
           and Library and Driver Architecture
           and Development," dated 10 January
           1997 and the documents referenced in
           Section C.  The contractors's management
           shall provide for the effective
           timely and integrated implementation
           of contract requirements.

0001AA     Program Manager                                  X         XX                   $    118.06  XXXX
0001 AB    Sr. Electrical Eng.                              X         XX                   $     75.41  XXXX
0001 AC    Electronic Technician                            X         XX                   $     69.32  XXXX
0001AD     Systems Analyst                                  X         XX                   $     75.38  XXXX
0001AE     Sr. Software Engineer                            X         XX                   $     98.38  XXXX
0001AM     Software Engineer                                X         XX$                  $     62.60  XXXX

           Total Amount CLIN 0001                 Not-To-Exceed                            $421,116.00

0002       Award Fee Pool, to be determined in    For the Period                     From  $ 35,362.00
           accordance with the Award Fee Plan                                        By    $  7,500.00
           for Multi-Level Information System                                        To    $ 42,862.00
           Security Initiative Crypto Card
           System Analysis and Library and Driver
           Architecture and Development dated 10 June
           1997 (Rev. 2). There shall be one
           evaluation of performance at the end of the
           period of performance (Dale of contract aware
           through 30 September 1997.) If the
           Government exercises the options to extend
           the term of the contract, there shall be an
           evaluation of performance at the conclusion
           of each option year.  The contractor is
           authorized to bill for up to 50% of
           the available award fee ($21,431.00), on a
           monthly basis in equal amounts of $5,357.75.

SECTION G - CONTRACT ADMINISTRATION DATA

G1 ACCOUNTING AND APPROPRIATION DATA is revised as follows:


ACR:  AA                                                                   Obligate
                                                                           --------

977/780400.4500 574E5 l 999-2520 S18119 03200106 IX 0000
X22 120B
PR:  16-97-2093-0002                                  From           By            To
     Obligated for CLINs 0001, 0003 and 0004          $379,374.00    $67,500.00    $446,874.00
     Obligated for Provisional Award Fee Payments     $ 17,681.00    $ 3,750.00    $ 21,431.00
     Obligated for Future Award Fee Payments          $ 17,681.00    $ 3,750.00    $ 21,431.00
     Total Amount Obligated                           $414,736.00    $75,000.00    $489,736.00

                                                                page 3
                                                        MDA904-97-C-0424/ P00003

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

Funds in the amount of $21.431.00 have been obligated under this contract
                       ----------
towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

3. As a result of this modification, total contract value is increased as follows:

                         FROM             BY            TO
FFP (LOE)                $414,736.00     $75,000.00     $489,736.00

4. Except as provided herein all other terms and conditions of the subject contract remain unchanged and in full force.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 3 PAGES

2.  AMENDMENT MODIFICATION NO.  P0002
3.  EFFECTIVE DATE  04 SEP 1998
CODE H98230

7. ADMINISTERED BY (if other than Item 6)

Maryland Procurement Office
9800 Savage Rd., FANX III
Ft. George G. Meade, MD 20755-6000
ATTN:  N 141 (MLM)

8.  NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and Z1P Cade
LITRONIC
ATTN:  JAMES PROHASKA (703-729-1700)
43088 Winter Grove Drive
Ashburn. VA  22011
 X   9A. AMENDMENT OF SOLICITATION NO.
---

9B.  DATED (SEE ITEM 11)

10A.  Modification of Contract/Order No.
MDA904-97-D-0424

10B.  Dated (SEE ITEM 13)
27 June 1997

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF  SOLICITATIONS

___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified or receipt offers _____ is extended. _______is not extended.

11. Offers's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended. hy one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendment: (b} By acknowledging receipt Of this amendment on each copy of the offer submitted: or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
SEE PAGE 2                                               Obligate:  $45,000.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

 X   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE
---
CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc. SET FORTH IN
ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

 X   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
---
FAR 43.103(A)
D.  OTHER (Specify type of modification and authority).

E.  IMPORTANT:   Contractor___ is not,  X   is required to sign this document
                                       ---
and return  3  copies of the issuing office.

14. DESCRIPTION OF AMENDMENT MODIFICATION (Organized by UCF section headings, including solicitation /contract subject matter where feasible).
1. The purpose of this modification is to provide additional funds to increase the level of effort.

2. Accordingly, the following sections are hereby modified:  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in Full force and effect.

15A NAME AND TITLE OF SIGNER (Type or Print)
James S. Prohaska
Director, Business Development

B.  CONTRACTOR/OFFEROR
[AUTHORIZED SIGNATORY]
----------------------
(Signature of person authorized to sign)

15C. DATE SIGNED
03 SEP 1997

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
JAMES M. RUSSELL
Contracting Officer

16B.  UNITED STATES OF AMERICA
BY  /S/ JAMES M. RUSSELL
    --------------------
(Signature of Contracting Officer)

16C. DATE SIGNED
04 SEPT. 1997
                                                                 page 2
                                                        MDA904-97-C-0424/ P00003


SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.1 SUPPLIES/SERVICES. CLINs 0001 and 0002 only arc revised as follows:

                                                                                UNIT
CLIN       SUPPLIES/SERVICES                           UNIT            QTY      PRICE         TOTAL
0001       The contractor shall furnish the            11RS From 3425           XXX    From $312,707.00
           necessary materials, Facilities             By         448                  By   $ 40,909.00
           equipment, supplies and                     To         3873                 To   $353,616.00
           services of skilled professional,
           technical and support personnel to
           fulfill the requirements set forth in
           the Statement or work entitled, "Multi-
           Level Information System Security Initiative
           Crypto Card System /\analysis and
           Library and Driver Architecture and
           Development," dated 10 January
           1997 and the documents referenced
           in Section C.  The contractor's management
           shall provide for the effective timely and
           integrated implementation of contract requirements
0001AA     Program Manager                                   X                  XX     $  118.06         XXXX
0001 AB    Sr. Electrical Eng.                               X                  XX     $   75.41         XXXX
0001 AC    Electronic Technician                             X                  XX     $   69.32         XXXX
0001AD     Systems Analyst                                   X                  XX     $   75.38         XXXX
0001AE     Sr. Software Engineer                             X                  XX     $   98.38         XXXX
0001AM     Software Engineer                                 X                  XX$    $   62.60         XXXX

           Total Amount CLIN 0001               Not-To-Exceed                               $343,616.00

0002       Award Fee Pool, to be determined in    For the Period                       From $31,271.00
           accordance with the Award Fee Plan                                          By   $ 4,091.00
           for Multi-Level Information System                                          To   $35,362.00
           Security Initiative Crypto Card
           System Analysis and Library and Driver
           Architecture and Development  dated 10 June
           1997 (Rev. 2).  There shall be one evaluation of
           performance at the end of the period of performance
           (Dale of contract aware through 30 September
           1997.)  If the Government exercises the
           options to extend the term of the contract, there
           shall be an evaluation of performance at the
           conclusion of each option year.  The contractor
           is authorized to bill for up to 50% of
           the available award fee ($17,681.00), on a
           monthly basis in equal amounts of $4,420.25.

SECTION G - CONTRACT ADMINISTRATION DATA G. I ACCOUNTING AND APPROPRIATION DATA is revised as follows:

ACR:  AA                                                              Obligate
                                                                      --------
977/780400.4500 574E5 1 999-2520 S I 8 I I 9 03200106 IX 0000

X22 120B
PR:   I6-97-2093-0001                              From        By            To
Obligated for CLINs 0001, 0003 and 0004         $338,465.00    $40,909.00    $379,374.00
Obligated for Provisional Award Fee Payments    $ 15,635.50    $ 2,045.50    $ 17,681.00
Obligated for Future Award Fee Payments         $ 15,635.50    $ 2,045.50    $ 17,681.00
Total Amount Obligated                          $369,736.00    $45,000.00    $414,736.00

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

Funds in the amount of $ 17.681.00 have been obligated under this contract
                       -----------
towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

3. As a result of this modification, total contract value is increased as follows:

                           FROM               BY               TO
FFP (LOE)                  $369,736.00        $45.000.00       $414,736.00

4. Except as provided herein all other terms and conditions of the subject contract remain unchanged and in full force.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 3 PAGES

2.  AMENDMENT MODIFICATION NO. P0001
3.  EFFECTIVE DATE  0_ JUL 1997
CODE H98230

7. ADMINISTERED BY (if other than Item 6)

Maryland Procurement Office
9800 Savage Rd., FANX III
Ft. George G. Meade, MD 20755-6000
ATTN:  N 141 (MLM)

8.  NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and Z1P Cade
LITRONIC
ATTN:  JAMES PROHASKA (703-729-1700)
43088 Winter Grove Drive
Ashburn VA  22011
 X   9A. AMENDMENT OF SOLICITATION NO.
---
9B.  DATED (SEE ITEM 11)
10A.  Modification of Contract/Order No.
MDA904-97-D-0424
10B. Dated (SEE ITEM 13)
27 June 1997

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified or receipt offers _____ is extended. _______ is not extended.

11. Offers's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendment: (b) By acknowledging receipt Of this amendment on each copy of the offer submitted: or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
N/A                                                              Obligate:  N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

 X   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE
---
CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc. SET FORTH IN
ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

 X   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
---
FAR 43.103(A)
D.  OTHER (Specify type of modification and authority).

E.  IMPORTANT:   Contractor___ is not,  X   is required to sign this document
                                       ---
and return 3 copies of the issuing office.

14. DESCRIPTION OF AMENDMENT MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

1. The purpose of this modification is to incorporate the requirements of the attached Contract Security Classifications Specification DD Form 254, dated 23 June 1997..

2. Accordingly, the following sections are hereby modified:  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in Full force and effect.

15A NAME AND TITLE OF SIGNER (Type or Print)

James S. Prohaska
Director, Business Development
B. CONTRACTOR/OFFEROR
[AUTHORIZED SIGNATORY]
----------------------
(Signature of person authorized to sign)

15C. DATE SIGNED
7/3/97

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
JAMES M. RUSSELL
Contracting Officer

16B.  UNITED STATES OF AMERICA
BY /s/ JAMES M. RUSSELL
   --------------------
(Signature of Contracting Officer)

16C. DATE SIGNED
03 JUL 1997

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENTS is revised to add:

C.4 Contract Security Classification Specification, DD Form 254, dated 23 June 1997.

SECTION D - PACKAGING AND MARKING is revised to add:

D.3 352.247-9004 PACKING AND SHIPPING (OCT 1993)

(a) Packing

(I) Material shall be packed by personnel duly cleared for the level of classification in question, to conceal it properly and to avoid suspicion as to its contents, and to reach destination in satisfactory condition. Internal markings or internal packaging will clearly indicate the classification. NO NOTATION TO INDICATE THE CLASSIFICATION SHALL APPEAR ON EXTERNAL MARKING.

(2) Documents shall be enclosed in two sealed envelopes or covers. Typewritten or printed matter in the contents shall be protected by a cover sheet or by folding inward to avoid direct contact with the inner envelope or cover. The inner cover shall be addressed, return addressed, sealed and marked with the security classification on front and back so that the marking will be easily seen when the outer cover is removed. Receipt for, if required, shall be enclosed identifying the addressor, addressee, and listing the contents by short title. The outer envelope or cover shall be of sufficient opaqueness and density as to prevent the classification marking of the inner cover from being visible and shall be addressed, return addressed, and carefully sealed with no markings or notations.

(b) Shipping

(J) Classified material shall be shipped in accordance with the Industrial Security Manual for Safeguarding Classified Material and Security Guidelines contained in DD Form 254.

(2) Unclassified material shall be shipped in accordance with the Contractor's best commercial practices to insure safe arrival at destination.

SECTION H- SPECIAL CONTRACT REQUIREMENTS is revised to add:

H.16 352.290-9001 RETENTION OF INFORMATION (OCT 1993)

After completion of the contract, the Contractor shall not retain in his possession (unless specific(l by the contract document) any drawings, sketches, prints, reports, or other data developed under this contract without written approval of the Contracting Officer, or his duly authorized representative.

SECTION I - CONTRACT CLAUSES

1.5 REFERENCED CLAUSES - WHEN APPLICABLE is revised to add:

52.204-2 Security Requirements (AUG 1996)

3. As a result of this modification, total contract value is unchanged.

4. Except as provided herein all other terms and conditions of the subject contract remain unchanged and in full force.

DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (The requirements of the DoD industrial Security Manual apply to all security aspects of this effort)

1.   CLEARANCE AND SAFEGUARDING
a.   FACILITY CLEARANCE REQUIRED: SECRET
b.   LEVEL OF SAFEGUARDING REQUIRED: SECRET

2.   USERS SPECIFICATION IS FOR: (X and complete as applicable)
X    a.  PRIME CONTRACT NUMBER: MDa904-97-C-0424
     b.  SUBCONTRACT NUMBER
     c.  SOLITATION OR OTHER NUMBER
DUE DATE (YYMMDD)

3.   THIS SPECIFICATION IS: (X and complete as applicable)
X    a.  ORIGINAL (Complete date in all cases) DATE (YYMMDD): 970623
     b.  REVISED (Supercedes all previous specs) / Revision No. / DATE (YYMMDD)
     c.  FINAL (Complete Item 5 in all cases) / DATE

4.   IS THIS A FOLLOW-ON CONTRACT?  X YES;         NO. IF YES, Complete the
Following:
Classified material received or generated under MDA904-95-C-4074.  (Preceding
                                                ----------------
Contract Number) is transferred to this follow-on contract.

5.   IS THIS A FINAL DD FORM 254:       ______ YES;   X   NO.
                                                    -----

6.   CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
a.   Litronic Industries
     2950 Redhill Avenue
     Costa mesa CA 92626-7900
b.   CAGE CODE:  4F972
c.   COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
     Defensive Investigative Service
     Industrial Security Field Office, San Digo
     16855 W. Bernardo Drive, Suite 150
     San Diego, CA 92127-1619

7.   SUBCONTRACTOR
a.   NAME, ADDRESS AND ZIP CODE:
b.   CAGE CODE:
c.   COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

8.   ACTUAL PERFORMANCE
a.   Location:
b.   CAGE CODE:
c.   COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

9.   GENERAL IDENTIFICATION OF THIS PROCUREMENT

Multi Level Information System Security Initiative Crypto Card System Analysis and Library and Driver Architecture and Development.


10.    THIS CONTRACT WILL REQUIRES ACCESS TO:         YES     NO

a.     COMMUNICATIONS SECURITY (COMSEC) INFORMATION:   X
b.     RESTRICTED DATA                                    X
c.     CRITICAL NUCLEAR WEAPON DESIGN INFORMATION             X
d.     FORMERLY RESTRICTED DATA                           X
e.     INTELLIGENCE INFORMATION:
       (1) Sensitive Compartmented Information (SCI)          X
       (2) Non-SCI                                  X
f.     SPECIAL ACCESS INFORMATION                         X
g.     NATO INFORMATION                                   X
h.     FOREIGN GOVERNMENT INFORMATION                         X
i.     LIMITED DISSEMINATION INFORMATION                      X
j.     FOR OFFICIAL USE ONLY INFORMATION               X
k.     OTHER (Specify


11.    IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:
                                                      YES     NO
a.     HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT
       ANOTHER CONTRACTOR'S FACILITY OR A GOVERNMENT
       ACTIVITY                                        X
b.     RECEIVE CLASSIFIED DOCUMENTS ONLY                      X
c.     RECEIVE AND GENERATE CLASSIFIED MATERIAL        X
d.     FABRICATE MODIFY, OR STORE CLASSIFIED HARDWARE  X
e.     PERFORM SERVICES ONLY                                  X
f.     HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
       OUTSIDE THE U.S., PUERTO RICO, U.S. POSSESSIONS AND
       TRUST TERRITORIES                                      X
g.     BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
       TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
       SECONDARY DISTRIBUTION CENTER                          X
h.     REQUIRE A COMSEC ACCOUNT                        X
i.     HAVE TEMPEST REQUIREMENTS
j.     HAVE OPERATIONS SECURITY (OPSEC)
       REQUIREMENTS                                           X
k.     BE AUTHORIZED TO USE THE DEFENSE COURIER
       SERVICE                                         X
l.     OTHER (Specify)

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release

     X     DIRECT

     Proposed public releases shall be submitted for approval prior to release direct to the Contracting Officer.

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.

* In the case of non-DoD User Agencies,

13.  SECURITY GUIDANCE.   The security classification guidance needed for this
classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned. (Fill in appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance)

     Additional security requirements begin on page 3.



Classified AIS Processing Will Be Involved?   X      YES

Annual reivew of This Form Required           X      YES         One year ADAD

TYPED NAME, TITLE AND SIGNATURE OF
PROGRAM/PROJECT MANAGER/COR OR OTHER
DESIGNATED OFFICIAL

/S/   JOHN CENTAFONT
--------------------
John Centafont
Program Manager

ACTIVITY NAME ADDRESS, ZIP CODE, TELEPHONE
NUMBER AND OFFICE SYMBOL

Director, National Security Agency
9800 Savage Road, Attn:  X22
Fort George G. Meade, MD  20755-6733     (410) 859-4464

ONLY AUTHORIZED CONTRACTING OFFICERS MAY SERVE AS CERTIFYING OFFICIALS FOR NSA SCI CONTRACTS AND SUBCONTRACTS.

14.  ADDITIONAL SECURITY REQUIREMENTS.

Requirements, in addition to ISM requirements, are established for this contract. (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant
security office. Use Item 13 if additional space is needed.)      X      YES

15. INSPECTIONS. Elements of this contract are outside the inspection responsibility of the cogizant security office. (If Yes, explain and identify specific areas or elements carved out and the activity responsible for
inspections. Use item 13 if additional space is needed.)          X      NO

16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

a.   TYPED NAME OF CERTIFYING OFFICIAL
     James Russell

b.   TITLE
     Contracting Officer

c.   TELEPHONE (Include Area Code)
     (410) 684-7102

d.   ADDRESS (Include Zip Code)
     Maryland Procurement Office
     9800 Savage Road
     Fort George G. Meade, MD 20755-6000

e.   SIGNATURE

     /S/   JAMES M. RUSSELL
     ----------------------

17.  REQUIRED FOR DISTRIBUTION
     X     a.    Contractor
           b.    Subcontractor
     X     c.    Cognizant Security Office for Prime and Subcontractor
           d.    U.S. Activity Responsible for Overseas Security Administration
     X     e.    Administrative Contracting Officer
     X     f.    Others As Necessary  S412, DCS

Attachment A
September 1996

                     SECURE TELECOMMUNICATION REQUIREMENTS

Secure telecommunications are required as this contract involves access to classified information or sensitive unclassified, Government or Government-derived information at the contractor facility. These requirements apply to the use of Government contractor telecommunications equipment over which classified information or sensitive unclassified Government or Government-derived information is transmitted.

The following definitions apply:

Telecommunications: Preparation, transmission, communication, or related processing of information (writing, images, sounds or other data) by electrical electromagnetic, electromechanical, electro-optical or electronic means.

"Government Contractor" telecommunications: Voice and data telecommunications between or among Federal Government Agencies and their contractor/subcontractors. This includes management information processing systems and local data networks.

"Secured" means the application of communications security (COMSEC) equipments, devices or techniques to telecommunications or information processing systems over which classified information is transmitted.

"Protected" means the application of National Security Agency (NSA) approved protection equipment, devices or techniques to contractor telecommunications over which sensitive unclassified, Government or Government-derived information is transmitted.

"Sensitive unclassified, Government or Government derived information" is defined as any information, the loss, misuse or unauthorized access to, or modification of which might adversely affect the U.S. national interest, the conduct of DoD programs or the privacy of DoD personnel.

A COMSEC account is required for this contract. The NSA Central Office of Record has primary responsibility for auditing all COMSEC material held in this account. NSA will ensure that all Government contractor secure telecommunications facilities are operated in accordance with NSA requirements.

The contractor or subcontractor shall comply with DoD 5220.22-A, COMSEC Annex to the National Industrial Security Program Operating Manual, dated June 1995.

Equipment, devices, techniques and services required for securing or protecting contractor telecommunications will be acquired only from sources listed in the NSA Information Systems Security Products and Services Catalog. Contractors shall comply with the STU-III Doctrine or other appropriate doctrine.

Keying materials required for the operation of secured and protected telecommunications systems will be furnished by the government. A Defense Courier Service account may be required for shipment of this material.

The prime contractor shall include requirements that conform with this DD254 in all subcontracts that require secured or protected equipment or services.

COMSEC incidents will be reported as follows: The contractor shall make an immediate telephonic notification to NSA of any incident or violation of COMSEC requirements. Notification will be made to the Office of COMSEC Insecurities on
(410) 859-6811. Violations or possible compromises of COMSEC information should also be reported to S41 at (410) 859-6255 or the NSA Support Services Operations Center, Security Duty Officer at (301) 688-6911. A follow-up written report is required and shall be appropriately classified. Specific guidance as to proper classification will be provided by NSA. The report shall be submitted to the Contracting Officer, ATTN: V514 and the appropriate Defense Investigative Service (DIS) Cognizant Security Office. If accountable COMSEC material is involved, the Central Office of Record will also be provided a copy of the report.

Clarification and guidance for COMSEC requirements may be directed to the NSA Procedural and Material Control Branch at (301) 688-8110.

Page 2 of 2
Attachment C
September 1996

                        COLLATERAL (NON-SCI) CONTRACTS

Contractor employees may not carry any classified material on commercial aircraft unless approved by the Contracting Officer (CO) or his designated representative.

Classified material released under this contract does not become the property of the contractor and can be withdrawn by the National Security Agency (NSA) at anytime. Upon expiration of the contract, all classified materials released to the contractor and all other materials of any kind incorporating data from such classified materials will be returned to the NSA for final disposition. A certificate of destruction in lieu of the material will suffice when the material has been destroyed, either at the direction or under the supervision of the CO or his designee.

The contractor will not release classified material to any activity or individual of the contractor's organization not directly engaged in providing services under the contract, or to another contractor (including a subcontractor), government agency, private individual, or organization without the written consent of the CO. In the event that consent for such release is requested, the NSA will verify that the proposed recipient is appropriately cleared and has need-to-know.

Contractor and subcontractor personnel, as well as individuals who are consultants to the contractor or subcontractor, who have access to certain specified classified cryptographic information or materials, or to spaces where such classified cryptographic information or materials are produced, processed or stored are subject to requirements set forth in NSA/CSS Regulation 90-15. The Contractor Security Officer shall notify such personnel that they are subject to this requirement and shall provide the CO written confirmation that this notice was provided within 90 days of the effective date of this DD254.

Non-US citizens, to include immigrant aliens, are not authorized access to classified or to unclassified portions of this contract, proposal or study without the express written approval of NSA, Facilities Security Services (S41).

Contractors will maintain such records as will permit them to furnish on demand the names of individuals who have or have had access to classified material in the custody of the contractor.

--Reproduction of any material released to the contractor must be approved by the Contracting Officer's Representative (COR).

The following marking applies to all classified elements of information generated under this contract:

DERIVED FROM:  (Insert source document) DECLASSIFY ON:  (Insert date)

These documents apply to this contract:

Form G9006, "Classification Guidelines"

Director of Central Intelligence Directive 1/7, Security Controls on the Dissemination of Intelligence Information, effective 15 June 1996

Executive Order 12958, Classified National Security Information, dated October 1995

32 Code of Federal Regulations Part 2001, Implementation of Executive Order 12958, dated October 1995

DoD 5220.22-M, National Industrial Security Program Operating Manual, dated January 1995

DoD 5220.22-M-Sup 1, National Industrial Security Program Operating Manual Supplement, dated February 1995

Handling, Control and Accountability Requirements for NSA Sensitive Compartmented Information Contracts, dated 8 August 1994

NSA/CSS Classification Manual 123-2, dated 3 September 1991

These additional documents and paragraphs will be included on DD254 attachments for COMSEC collateral efforts:

DoD 5220.22-A, COMSEC Annex to the National Industrial Security Program Operating Manual, dated June 1995

NSA/CSS Regulation 90-15, Access to Classified Cryptographic Information, dated 16 March 1992

NCSC-6, National Policy Governing the Disclosure or Release of COMSEC to Foreign Governments or International Organizations, dated 16 January 1981

The contractor/subcontractor shall not divulge to any individual, company, organization, or other U.S. Government Department or Agency any information, either classified or unclassified, pertaining to the design or capabilities of COMSEC or communications protection systems or equipment being developed, produced, purchased, or provided as Government furnished equipment under this and/or previous NSA contracts without the prior approval of the NSA.

Classified and COMSEC waste paper products should be destroyed daily.
Classified and Controlled Cryptographic Item (CCI) hardware production scrap resulting from this contract shall be disposed of at intervals not to exceed six months.

Any external view or photographs of the end item hardware, provided all covers are in place, shall be unclassified, but the information shall be marked FOR OFFICIAL USE ONLY and released based on need-to-know. This information will not be published in periodicals or trade publications without prior approval of the CO.

Contractor/subcontractor-generated documents, both classified and unclassified, shall not be released to the Defense Technical Information Center (DTIC). They shall bear the statement "Not Releasable to the Defense Technical Information Center per DoD Directive 3200.12."

All material created from the pattern generation tape, whether intermediate or end product, shall be afforded the same protection as the pattern generation tape. The contractor or subcontractor shall ensure that an appropriate classification marking is affixed to each item in a manner that affords the item sufficient protection. Reticles, masters and submasters, working plates, blowbacks, and any other material created from the pattern generation tape or its derivative shall be marked with the appropriate classification and shall be controlled within the "in-process" accounting system as required by DoD 5220.22-
A. Depending upon the process used for the fabrication or CCI products, reticles and other materials produced from the pattern generation tape or its derivatives shall be marked to reflect either a classification or a CCI designation, as appropriate. Such material shall also be controlled within the "in-process" accounting system.

All classified COMSEC documents (drawings, reports, test date, correspondence, etc.) originated by the contractor or subcontractor shall not be disclosed to foreign nationals and must be marked "US ONLY." The release of those documents that need to be shared with foreign governments must be approved by Director, NSA as specified in NCSC-6. Documents approved for release to a foreign government shall be marked "REL to US and (insert name of specified country) ONLY".

In addition to other applicable caveats, contractor or subcontractor-generated classified COMSEC documents, photographs, reports, etc., shall be marked with the following caveat: "COMSEC MATERIAL -- Access by Contractor Personnel Is Restricted to U.S. Citizens Holding Final Government Clearance."

Requirements for contractor handling of classified operational keying material marked CRYPTO are provided in DoD 5220.22-A.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  Contract ID Code:
Page of Pages:

2.  Amendment/Modification No.: 01
3.  Effective Date: 26 Aug, 97
4.  Requisition/Purchase Req. No.:
5.  Project No. (If applicable)
6.  Issued by:

U.S. SMALL BUSINESS ADMINISTRATION
ATTN: MED
200 W. SANTA ANA BLVD., STE. #700
SANTA ANA, CA 92701
ATTN: JOE DWORNICZAK
(714) 550-7420

7.  Administered by (If other than Item 6)
8.  Name and address of Contractor

LITRONIC INDUSTRIES
ATTN: JAMES PROHASKA
43088 WINTER GROVE DRIVE
ASHBURN, VA 22011

9.  Amendment of Solicitation No.

10.  Modification of contract/Order No.: SB0920-96-602356

10b.  Dated (See Item 13): 27 Jun 97

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
12.  Accounting and Appropriation Data (If required): N/A
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

b. X The Above Numbered Contract Order is Modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set Forth in Item 14, pursuant to the authority of Far 43.103 (b).
e. IMPORTANT: Contractor X is not required to sign this document and return _______copies to the issuing office.
14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where possible.)

1.  Reference contract MDA904-97-C-0424, with NSA.
2. Effective immediate, the subcontract #SB0920-96-602356 is changed to the new number SBO920-97-706672.
3. The SBA office which issues/administrates the subcontract is as in block 6 above.

15A.  Name and Title of Signer (Type of Print)
15B.  Contractor/Offeror
16A.  Name and Title of Contracting Officer (Type of Print)

JOSEPH DWORNICZAK
CONTRACTING OFFICER

16B.  United States of America

BY  /S/ JOSEPH DWORNICZAK
    ---------------------

16C.  Date Signed: 26 Aug 97

PART I-REDUCE THE LEVEL OF EFFORT UNDER H.13 PARAGRAPH(B) OPTION I
------------------------------------------------------------------

OPTION I-FISCAL YEAR 1988 (1 OCTOBER 1997 - 30 SEPTEMBER 1998) is hereby
--------------------------------------------------------------
restated as follows.

CLIN      ITEM DESCRIPTION                UNIT    QTY    UNIT PRICE  TOTAL

0001      The contractor shall furnish    HRS     7864      XXX      $738,500.00
          the necessary materials,
          facilities, equipment,
          supplies, and services of
          skilled professional,
          technical and support
          personnel to fulfill the
          requirements set forth in the
          Statement of Work for Multi
          Level Information System
          Security Initiative Crypto
          Card System Analysis and
          Library and Driver
          Architecture and
          Development, dated 10
          January 1997

NOTE:     The above stated amounts reflect the following revisions:

                                  FROM                BY                 TO
                                  ----                --                 --

          Quantity in hours          11,400             (3,536)            7,864

          Total Price             $1,071,465.00       (5332,965.00)      $ 738,500.00
0001AA   Program Manager                   X                 XXX         $     118.06     XXXX
0001AB   Sr. Electrical Engineer           X                 XXX         $      75.41     XXXX
0001AC   Electronic Technician             X                 XXX         $      69.32     XXXX
0001AD   Systems Analyst                   X                 XXX         $      75.38     XXXX
0001AE   Sr. Software Engineer             X                 XXX         $      98.38     XXXX
0001AF   Software Engineer                 X                 XXX         $      62.60     XXXX
         Total Amount CLIN 0001                               Not-to-Exceed $738,500.00

0002      Award Fee Pool, to be              For the Period         $10.709.00
          determined in accordance
          with the Award Fee
          Determination Plan for Multi
          Level Information System
          Security Initiative Crypto
          Card System Analysis and

NOTE:     The above stated amounts reflect the following revisions:


                                           FROM            BY                  TO
                                           ----            --                  --
                                          $ 33,297.00     ($22,588.00)        $ 10.709.00

0003      Travel                          For the Job     Not-to-Exceed       $  2,600.00
          (Inclusive of Burdens)

NOTE:     The above stated amounts reflect the following revisions:

                                         FROM             BY                  TO
                                         ----             --                  --
                                         $ 24,850.00      ($22,250.00)        $  2,600.00

0004      OTHER DIRECT COSTS             For the Job      Not-to-Exceed       $ 84,600.00
          (Inclusive of Burdens)

NOTE:     The above stated amounts reflect the following revisions:


                                         FROM             BY                  TO
                                         ----             --                  --
                                                0.00      $  84,600.00        $ 84,600.00

0005      Data, in accordance with the   For the Lot                          Not-Separately-Priced
          Contract Data Requirements
          List(CDRL), DD Form
          1423, dated 13 February 1997

                                         FROM             BY                  TO
                                         ----             --                  --
          TOTAL NOT-TO-EXCEED            $391,112.00      (186,112.00)        $205,000.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 11 PAGES

2.  AMENDMENT MODIFICATION NO.  P00007
3.  EFFECTIVE DATE 28 MAY 1998
  CODE H98230

4.  REQUISITION/PURCHASE REQ. NO.  16-97-2093 A/4

5.  PROJECT NO. (if applicable)

6.  ISSUED BY:
Maryland Procurement Office
9800 Savage Rd., FANX III
Ft. George G. Meade, MD 20755-6000
ATTN:  N 141 (M. Lynne Miller) (410) 859-4071

7.  ADMINISTERED BY (if other than Item 6)

8. NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and Z1P Cade Litronic Inc.
ATTN:  James Prohaska (703-729-1700)
43088 Winter Grove Drive
Ashburn. VA  22011

 X   9A. AMENDMENT OF SOLICITATION NO.
---

9B.  DATED (SEE ITEM 11)

10A.  Modification of Contract/Order No.
MDA904-97-C-0424

10B.  Dated (SEE ITEM 13)

27 June 1997

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF  SOLICITATIONS

___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified or receipt offers _____ is extended. _______is not extended.

11. Offers's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendment:  (b}
By acknowledging receipt Of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)  Obligate:      $205,000.00

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT ORDERS,
       IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

 X   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE
---
CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc. SET FORTH IN
ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

 X   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
---

D. OTHER (Specify type of modification and authority). FAR 43.103(a) Bilateral Modification

E.   IMPORTANT:   Contractor___ is not,  X   is required to sign this document
and return 3 copies of the issuing office.

14. DESCRIPTION OF AMENDMENT MODIFICATION (Organized by UCF section headings, including solicitation /contract subject matter where feasible).

A.  The purpose of this modification is to:
     1.  Part I-Revise section H.13 paragraph (b) OPTION 3;
     2. Part II-Exercise the revised OPTION 3 in the FPAF amount of $205,000.00, which is hereby added to Section B.2; and
     3.  Part II-Incorporate government furnished property.

B. Accordingly, this contract is hereby modified as follows (continued on following page)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in Full force and effect.

15A NAME AND TITLE OF SIGNER (Type or Print)
James S. Prohaska
Director, Business Development
B.  CONTRACTOR/OFFEROR
/S/  JAMES S. PROHASKA
----------------------
(Signature of person authorized to sign)

15C. DATE SIGNED
05 MAY 1998

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
MARGARET M. QUASNY
CONTRACTING OFFICER

16B.  UNITED STATES OF AMERICA
By   /S/  MARGARET M. QUASNY
  --------------------------
(Signature of Contracting Officer)

16C. DATE SIGNED
05 27-98

SECTION B - SUPPLIES/SERVICES AND PRICES

B.2 SUPPLIES/SERVICES (Fiscal Year 1998 - 1 October 1997 - 30 September 1998) is restated as follows:

                                                                           UNIT
                                                                           ----
CLIN           ITEM DESCRIPTION                   UNIT       QTY           PRICE            TOTAL
----           ----------------                   ----       ---           -----            -----
0001           The Contractor shall furnish the    HRS       9,004          XXX            $845,591.00
               necessary materials, facilities,
               equipment, supplies and services
               and services of skilled professional,
               technical and support personnel to
               fulfill the requirements set forth in
               the Statement of Work for "Multi
               Level Information System Security
               Initiative Crypto Card System
               Analysis and Library and Driver
               Architecture and Development,"
               dated 10 January 1997.

0001AA         Program Manager                                  X           XXX           $  118.06      XXXX

0001AB         Sr. Electrical Eng.                              X           XXX           $   75.41      XXXX

0001AC         Electronic Technician                            X           XXX           $   69.32      XXXX

0001AD         Systems Analyst                                  X           XXX           $   75.38      XXXX

0001AE         Sr. Software Engineer                            X           XXX           $   98.38      XXXX

0001AF         Software Engineer                                X           XXX$          $   62.60      XXXX

               Total Amount CLIN 0001                      Not-To-Exceed                        $845,591.00

0002           Award Fee Pool, to be determined            For the Period                       $ 84,559.00
               in accordance with the Award
               Fee Determination Plan for
               Multi Level Information System
               Security Initiative Crypto Card
               System Analysis and Library and Driver
               Architecture and Development dated 10 June
               1997 (Rev. 2). There shall be one
               evaluation for the period of 1
               October 1997 - 30 September
               1998.  The contractor is
               authorized to bill for up to 50% of
               the available award fee ($42,279.50), on a
               monthly basis in equal amounts.
               ACR:  AB

CLIN    ITEM DESCRIPTION            UNIT                   QTY        UNIT PRICE                TOTAL
----    ----------------            ----                   ---        -----------             -----------
0003    Travel                      For the Job                       Not-to-Exceed          $ 27,750.00
        (Inclusive of Burdens)
        ACR:  AB
0004    Other Direct Costs          For the Job                       Not-to-Exceed          From: $   97,100.00
        (Inclusive of Burdens)                                                               By:   $  184,000.00
                                                                                             To:   $  281,100.00
0005    Data, in accordance with    For the Lot                       Not-Separately-Priced
        the Contract Data
        Requirements List
        (CDRL), DD Form 1423,
        dated 13 February 1997
        ACR: AB

        TOTAL NOT-TO-EXCEED                                                                  From: $1,055,000.00
                                                                                             By:   $  184,000.00
                                                                                             To:   $1,239,000.00

      SECTION G - CONTRACT ADMINISTRATION DATA

      G1 ACCOUNTING AND APPROPRIATION DATA is revised as follows:

ACR:    AB                                                                                   Obligate
------  --                                                                                   --------
978/90400.4500 584E5l 999-2520 S18119 04700400 IX 0000 X22 125D
   Previously Obligated for section B.2 CLINs 0001, 0003 and 0004                            $   970,441.00
                    OBLIGATE THIS ACTION FOR SECTION B.2 CLIN 004                                184,000.00
        Total Obligated for section B.2 CLINs 0001, 0003 and 0004                            $ 1,154,441.00

    Total Previously Obligated for Provisional Award Fee Payments                                 42,279.50

         Total Previously Obligated for Future Award Fee Payments                                 42,279.50

          Total Amount Previously Obligated (PR: I6-97-2093-0003)                            $   850,000.00
          Total Amount Previously Obligated (PR: I6-97-2093-0004)                            $   205,000.00
         TOTAL AMOUNT OBLIGATED THIS ACTION (PR: I6-97-2093-0005)                            $   184,000.00
                                  TOTAL AMOUNT OBLIGATED ACR: AB                             $ 1,239,000.00

C.  As a result of the foregoing, the total contract price is restated as follows:

     Section B.1                                 FROM                    BY                  TO
     -----------                                 -----                   --                  --

Cost of CLINs 0001, 0003 and 0004                $ 446,874.00            $ 0.00              $  446,874.00

Award Fee Pool                                   $       0.00            $ 0.00              $        0.00

Earned Award Fee                                 $  36,433.00            $ 0.00              $   36,433.00
                                                 ------------            ------              -------------

Total FPAF Amount                               $  483,307.00            $ 0.00              $  483,307.00

Section B.2                                         FROM                  BY                 TO
-----------                                         ----                  --                 --
Cost of CLINs 0001, 0003 and 0004                   $  970,441.00         $ 184,000.00       $ 1,154,441.00

Award Fee Pool                                      $   84,559.00         $       0.00       $    84,559.00

Earned Award Fee                                    $        0.00         $       0.00       $         0.00
                                                    -------------         ------------       --------------

Total FPAF Amount                                   $1,055,000.00         $ 184,000.00       $ 1,239,000.00

                                                    FROM                  BY                 TO
                                                    -----                 --                 --

Total Contract Price                                $ 1,538,307.00        $ 184,000.00       $ 1,722,307.00

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

                              LITRONIC INDUSTRIES
                           PURCHASE ORDER WORKSHEET

PO NUMBER: MDA904-97-C-0424, P00007  CUSTOMER NUMBER:
DATE:  May 28, 1998                  CUSTOMER: NSA
                                               Maryland Procurement Office
                                     ADDRESS:  9800 Savage Road
                                               FANX III
                                               Fort George G. Meade, MD 20755-
                                               6000
                                     BUYER     M. Quansy

                                REMARKS SECTION

1.   ADDITIONAL FUNDING FOR FY98.  TOTAL CONTRACT AMOUNT IS $1,055.000.00

2.   PROVIDE COPY TO BOB GRAY.

ITEM PART NUMBER                   QUANTITY  UNIT PRICE   DUE DATE  TOTAL

0001 See Page 4 of Contract for              205,000.00   N/A       $205,000.0-0
     Appropriate Labor Categories


TOTAL PRICE:   $205,000.00
TAXABLE:       No
INITIATED BY:  Prohaska
REP:           Prohaska

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 3 PAGES

2.  AMENDMENT MODIFICATION NO.  P00006
3.  EFFECTIVE DATE 07 NOV 1997
CODE H98230

4.  REQUISITION/PURCHASE REQ. NO. N/A

5.  PROJECT NO. (if applicable)

6.  ISSUED BY:
Maryland Procurement Office
9800 Savage Rd., FANX III
Ft. George G. Meade, MD 20755-6000
ATTN:  N 141 (M. Lynne Miller) (410) 859-4071

7. ADMINISTERED BY (if other than Item 6)

8. NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and Z1P Cade Litronic Inc.
ATTN:  James Prohaska (703-729-1700)
43088 Winter Grove Drive
Ashburn. VA  22011
 X   9A. AMENDMENT OF SOLICITATION NO.
---
9B.  DATED (SEE ITEM 11)
10A.  Modification of Contract/Order No.
MDA904-97-C-0424
10B.  Dated (SEE ITEM 13)
27 June 1997

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF  SOLICITATIONS

___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified or receipt offers _____ is extended. _______is not extended.

11. Offers's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended. hy one of the following methods:

(a) By completing Items 8 and 15, and returning copies~s of the amendment: (b} By acknowledging receipt Of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required) N/A

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT ORDERS,
      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

 X   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE
---
CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc. SET FORTH IN
ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

 X   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
---
43.103(a) Bilateral Modification

D. OTHER (Specify type of modification and authority). FAR 43.103(a) Bilateral Modification

E.  IMPORTANT: Contractor___ is not,  X   is required to sign this document
                                     ---
and return 3 copies of the issuing office.

14. DESCRIPTION OF AMENDMENT MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

1. The purpose of this modification is to decrease the Not-to-Exceed amounts for CLIN 0003, Travel and CLIN 0004, Other Direct Costs, and increase the number of labor hours for CLIN 0001 in Section B.1 of this contract.

2. Accordingly, this contract is hereby modified as follows. (Continued on following page)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in Full force and effect.

15A NAME AND TITLE OF SIGNER (Type or Print)
James S. Prohaska
Director, Business Development
B.  CONTRACTOR/OFFEROR
   /S/  JAMES S. PROHASKA
 ------------------------
(Signature of person authorized to sign)

15C. DATE SIGNED
07 NOV 1997

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
MARGARET M. QUASNY
CONTRACTING OFFICER

16B.  UNITED STATES OF AMERICA
By   /S/  MARGARET M. QUASNY
     -----------------------
(Signature of Contracting Officer)

16C. DATE SIGNED
11 07-97

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF PAGES

2.  AMENDMENT MODIFICATION NO.  P0008
3.  EFFECTIVE DATE 08 JUN 1998
    CODE H98230

4.  REQUISITION/PURCHASE REQ. NO
16-97-2093-0005

5.  PROJECT NUMBER (if applicable)

6.  AMENDED BY

Maryland Procurement Office
9800 Savage Rd.,
Ft. Meade, MD 20755-6000
ATTN:  N 141 (M. Lynn Miller) (410) 859-4071

7.  ADMINISTERED BY (if other than Item 6)

8. NAME AND ADDRESS OF CONTRACTOR (No, street, county, state and Z1P Code Litronic, Inc.
ATTN:  James Prohaska (703-729-1700)
2950 Redhill Avenue
Costa Mesa, CA 92626

 X   9A. AMENDMENT OF SOLICITATION NO.
---
     9B.  DATED (SEE ITEM 11)
 X   10A.  Modification of Contract/Order No.
---
MDA904-97-C-0424
 X   10B.  Dated (SEE ITEM 13)
---
27 June 1997

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified or receipt offers _____ is extended. _______ is not extended.

11. Offers's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendment:  (b)
By acknowledging receipt Of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
SEE SECTION GI                                          Obligate:  $184,000.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT ORDERS,
    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

 X   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE
---
CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc. SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF

 X   D.  OTHER (Specify type of modification and authority).
---
FAR 43.103 (a) Bilateral Modification

     E.  IMPORTANT: Contractor___ is not, X is required to sign this document
                                         ---
and return 3 copies of the issuing office.

14. DESCRIPTION OF AMENDMENT MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

     A. The purpose of this modification is to increase CLIN 0004, Other Direct Costs/Materials, in Section B.2.

     B. Accordingly, this contract is hereby modified as follows. (Continued on following page)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in Full force and effect.

15A NAME AND TITLE OF SIGNER (Type or Print)
James S. Prohaska
Director, Business Development
B.  CONTRACTOR/OFFEROR
/s/ JAMES S. PROHASKA
---------------------
(Signature of person authorized to sign)
15C. DATE SIGNED
08 JUN 1998
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
MARGARET M. QUASNY
Contracting Officer
16B.  UNITED STATES OF AMERICA
BY  /s/ MARGARET M. QUASNY
  ------------------------
(Signature of Contracting Officer)
16C. DATE SIGNED
08 JUN 1998

PART 1 - REDUCE THE LEVEL OF EFFORT UNDER H.13 PARAGRAPH (B) OPTION 3
---------------------------------------------------------------------

OPTION 3 - FISCAL YEAR 1998 (1 OCTOBER 1997-SEPTEMBER 1998) is hereby restated as follows:

CLIN      ITEM DESCRIPTION                      UNIT  QTY  UNIT PRICE   TOTAL

--------------------------------------------------------------------------------
0001    The Contractor shall furnish the        HRS  1,140    XXX    $107,091.00
        necessary materials, facilities,
        equipment, supplies and services
        and services of skilled professional,
        technical and support personnel to
        fulfill the requirements set forth in
        the Statement of Work for Multi
        Level Information System Security
        Initiative Crypto Card System Analysis
        and Library and Driver Architecture
        and Development, dated 10 January
        1997.
--------------------------------------------------------------------------------

NOTE:  The above stated amounts reflect the following revisions:


                                   FROM                BY             TO
                                   ----                --             --
          Quantity in hours              3,536         (2,396)        1,140
          Total Price              $332,965.00   ($225,874.00)  $107,091.00
0001AA    Program Manager          X            XXX             $    118.06  XXXX
0001AB    Sr. Electrical Engineer  X            XXX             $     75.41  XXXX
0001AC    Electronic Technician    X            XXX             $     69.32  XXXX
0001AD    Systems Analyst          X            XXX             $     75.38  XXXX
0001AE    Sr. Software Engineer    X            XXX             $     98.38  XXXX
0001AF    Software Engineer        X            XXX             $     62.60  XXXX

          Total Amount CLIN 0001                      Not-To-Exceed   $107,091.00

PART II - EXERCISE THE OPTION UNDER H.13 PARAGRAPH (B) OPTION 3
---------------------------------------------------------------

SECTION B - SUPPLIES/SERVICES AND PRICES


B.2 SUPPLIES/SERVICES (Fiscal Year 1998 - 1 October 1997 - 30 September 1998)
    ------------------------------------------------------------------------
Option 3 is hereby added to this section as follows:

                                                                                               UNIT
                                                                                               -----
CLIN                           ITEM DESCRIPTION                      UNIT          QTY         PRICE      TOTAL
----                           ----------------                      ----          ----        -----      -----
0001                           The Contractor shall furnish the      HRS      From: 7,864      XXX        From: $353,616.00
                               necessary materials, facilities,                 By: 1,140                   By: $ 67,500.00
                               equipment, supplies and services                 To: 9,004                   To: $421,116.00
                               of skilled professional, technical
                               and support personnel to fulfill
                               the requirements set forth in
                               the Statement of Work for Multi
                               Level Information System Security
                               Initiative Crypto Card System
                               Analysis  and Library and Driver
                               Architecture and Development,
                               dated 10 January 1997.

0001AA                         Program Manager                       X            XXX          $118.06            XXXX
0001AB                         Sr. Electrical Engineer               X            XXX          $ 75.41            XXXX
0001AC                         Electronic Technician                 X            XXX          $ 69.32            XXXX
0001AD                         Systems Analyst                       X            XXX          $ 75.38            XXXX
0001AE                         Sr. Software Engineer                 X            XXX          $ 98.38            XXXX
0001AF                         Software Engineer                     X            XXX          $ 62.60            XXXX

                               Total Amount CLIN 0001                                    Not-To-Exceed     $845,591.00
                               ACR: AB

0002                           Award Fee Pool, to be determined      For the Period                  From: $ 73,850.00
                               in accordance with the Award Fee                                        By: $ 10,709.00
                               Determination Plan for Multi                                            To: $ 84,559.00
                               Level Information System
                               Security Initiative Crypto Card
                               System Analysis and Library and
                               Driver Architecture and
                               Development, dated 10 June
                               1997 (Rev. 2). There shall be one
                               evaluation for the period of 1
                               October 1997-30 September
                               1998.  The contractor is authorized
                               to bill for up to 50% of the
                               available award fee ($42,279.50),
                               on a monthly basis in equal
                               amounts.
                               ACR: AB

                                                                          UNIT
                                                                          ----
CLIN            ITEM DESCRIPTION              UNIT        QTY             PRICE                       TOTAL
----            ----------------              ----        ----            -----                      ------
0003  Travel                               For the Job              Not-To-Exceed            From: $   25,150.00
      (Inclusive of Burdens)                                                                   BY: $    2,600.00
      ACR: AB                                                                                  To: $   27,750.00

0004  Other direct Costs                   For the Job              Not-To-Exceed            From: $   12,500.00
      (Inclusive of Burdens)                                                                   BY: $   84,600.00
      ACR: AB                                                                                  To: $   97,100.00

0005  Data, in accordance with the Con-    For the Lot              Not-Separately-Priced
      tract Data Requirements List
      (CDRL), DD Form 1423, dated
      13 February 1997
      ACR: AB

      TOTAL NOT-TO-EXCEED                                                                    FROM: $  850,000.00
                                                                                               BY: $  205,000.00
                                                                                               TO: $1,055,000.00

SECTION G - CONTRACT ADMINISTRATION DATA

G.1  ACCOUNTING AND APPROPRIATION DATA is revised to include the following:
     ---------------------------------

ACR:  AB
978/90400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 I125D

Previously obligated for section B.2 CLINs 0001, 0003 and 0004    $776,150.00
Obligate this action for section B.2 CLINs 0001,0003 and 0004      194,291.00
Total Obligated for section B.2 CLINs 0001, 0003 and 0004          970,441.00

Previously Obligated for Provisional Award Fee Payments             36,925.00
Obligate this action for Provisional Award Fee Payments              5,354.50
Total Obligated for Provisional Award Fee Payments                  42,279.50

Previously Obligated for Provisional Award Fee Payments             36,925.00
Obligate this action for Future Award Fee Payments                   5,354.50
Total Obligated for Future Award Fee Payments                       42,279.50

Total Amount Previously Obligated (PR: 16-97-2093-0003)            850,000.00
Total Amount Obligated This Action (PR: 16-97-2093-0004)           205,000.00
Total Amount Obligated ACR:  AB                                  1,055,000.00

G.2  352.216-9007 NOTICE: AWARD FEE FUNDING (JUL 1993) is restated as follows

Funds in the amount of $42,279.50 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

G.13 NOTICE - CONTRACT ADMINISTRATION FUNCTION (OCT 1993) is added:

(a) The Procuring Contracting Officer (PCO) will retain all administrative functions under this contract except for those assigned to the cognizant Defense Contract Management Command (DCMC) component, in accordance with Plan 42 of the FAR, Part 242 of the DoD FAR Supplement and the PCO's letter dated 27 May 1998.

(b)  The Contractor's 5-position CAGE Code is 4F972.

(c) The following administration functions are hereby delegated to the cognizant DCMC component (see FAR/DFARS references below):

(1)  42.302(a)(1). Review the Contractor's compensation structure.

(2)  42.302(a)(2). Review the Contractor's insurance plans.

(3)  42.302(a)(5). Negotiate forward pricing rate agreements (see FAR 15.809).

(4) 42.302(a)(9). Establish final indirect cost rates and billing rates for those contractors meeting the criteria for contracting officer determination in FAR Subpart 42.7.

(5)  42.302(a)(11). In connection with Cost Accounting Standards (see FAR Part
30).

(i)  Determine the accuracy of the Contractor's disclosure statements;

(ii) Determine whether disclosure statements are in compliance with Cost accounting Standards and FAR Part 31;

(iii) Determine the Contractor's compliance with Cost Accounting Standards and disclosure statements, if applicable; and

(iv) Negotiate price adjustments and execute supplemental agreements under the Cost Accounting Standards clause at FAR 52.230-3, 52.230-4, and 52.230-5. Note: the ACO will negotiate the amount of the adjustment, but the MPO CO will issue the modification to the contract.

(6) 42.302(a)(16). Monitor the Contractor's financial condition and advise the contracting officer when it jeopardizes contract performance.

(7)  42.302(a)(19).  Ensure processing and execution of duty-free certificates.

(8) 42.302(a)(25). Process and execute of novation and change of name agreements under FAR Subpart 42.12.

(9) 42.302(a)(26). Perform property administration and plant clearance (see FAR Part 45).

(10) 42.302(a)(33). Advise and assist contractors regarding their priorities and allocations responsibilities and assist contracting offices in processing for special assistance and for priority ratings for privately owned capital equipment.

(11) 42.302(a)(34). Monitor Contractor industrial relations matters under the contract; apprise the contracting officer of actual or potential labor disputes; and coordinate the removal of urgently required material from the strikebound contractor's plant upon instruction from, and authorization of, the contracting officer.

(12) 42.302(a)(36).  Review the adequacy of the Contractor's traffic operations.

(13) 42.302(a)(37).  Review and evaluate preservation, packaging, and packing.

(14) 42.302(a)(42). Review and evaluate for technical adequacy the Contractor's logistics support, maintenance, and modification programs.

(15) 42.302(a)(48). Evaluate and monitor the Contractor's procedures for complying with procedures regarding restrictive markings on data.

(16) 42.302(a)(49).  Monitor the Contractor's value engineering program.

(17) 42.302(a)(50). Review, approve or disapprove, and maintain surveillance of the Contractor's purchasing system (see FAR Part 44).

(18) 42.302(a)(52). Review, evaluate, and approve plant or division-wide small and small disadvantaged business master subcontracting plans.

(19) 42.302(a)(53). Obtain the Contractor's currently approved company or division-wide plans for small business and small disadvantaged business subcontracting for its commercial products or, if there is no currently approved plan, assist the contracting officer in evaluating the plans for those products.

(20) 42.302(a)(54). Assist the contracting officer, upon request, in evaluating an offeror's proposed small business and small disadvantaged business subcontracting plans, including documentation of compliance with similar plans under prior contracts.

(21) 42.302(a)(55). By periodic surveillance, ensure the Contractor's compliance with small business and small disadvantaged business subcontracting plans and any labor surplus area contractual requirements; maintain documentation of the Contractor's performance under and compliance with these plans and requirements; and provide advice and assistance to the firms involved, as appropriate.

(22) 42.302(a)(58).  Ensure timely submission of required reports.

(23) 42.302(a)(66). Determine that the Contractor has a drug-free workplace program and drug-free awareness program (see FAR Subpart 23.5).

(24) 242.302(a)(4). Also, review and evaluate.

(A)  Contractor estimating system (see FAR 15.811); and

(B) Contractor material management and accounting system under DFARS Subpart 242.72.

(25) 242.302(a)(8). Monitor the Contractor's costs under DFARS Subpart 242.70.

(26) 242.302(a)(9). For additional contract administration functions related to IR&D/B&P projects performed by major contractors, see 242.771-3(a).

(c) The following contract administration functions (marked (X) when applicable) are hereby delegated to the cognizant DCMC component (see FAR/DFARS references below):

( )  (1)  42.302(a)(3).  Conduct post-award orientation conferences.

( ) (2) 42.302(a)(4). Review and evaluate contractor's proposals under FAR Subpart 25.8 and, when negotiation will be accomplished by the contracting officer, furnish comments and recommendations to that officer.

( ) (3) 42.302(a)(6). Negotiate advance agreements applicable to treatment of costs under contracts currently assigned for administration (see FAR Subpart 31.109).

( ) (4) 32.302(a)(12). Review and approve for disapprove the Contractor's requests for payments under the progress payments clause.

( ) (5) 42.302(a)(13). Make payments on assigned contracts when prescribed in agency acquisition regulations (see FAR Subpart 2.205).

( ) (6) 42.302(a)(15). Ensure timely notification by the Contractor of any anticipated overrun or underrun of the estimated cost under cost-reimbursement contracts.

( ) (7) 42.302(a)(17). Analyze quarterly limitation on payments statements and recover overpayments from the Contractor. Note: use with 42.302(a)(12) above.

( ) (8) 42.302(a)(20). For classified contracts, administer those portions of the applicable industrial security program designated as ACO responsibilities (see FAR Subpart 4.4).

( ) (9) 42.302(a)(28). Perform necessary screening, redistribution, and disposal of contractor inventory.

( ) (10) 42.302(a)(29). Issue contract modifications requiring the Contractor to provide packing, crating, and handling services on excess Government property. When the ACO determines it to be in the Government's interests, the services may be secured from a contractor other than the contractor in possession of the property.

( ) (11) 42.302(a)(31). Perform production support, surveillance, and status reporting, including timely reporting of potential and actual slippages in contract delivery schedules.

( )  (12) 42.302(a)(32).  Perform pre-award surveys (se FAR Subpart 9.1).

( ) (13) 42.302(a)(38). Ensure Contractor compliance with contractual quality assurance requirements (see FAR Part 46).

( ) (14) 42.302(a)(39). Ensure Contractor compliance with contractual safety requirements. Note: see DFARS 223.370 for safety requirements on contracts for ammunition and explosives.

( ) (15) 42.302(a)(40). Perform engineering surveillance to assess compliance with contractual terms for schedule, cost, and technical performance in the areas of design, development, and production.

( ) (16) 42.302(a)(41). Evaluate for adequacy and perform surveillance of Contractor efforts and management systems that relate to design, development, production, engineering changes, subcontractors, tests, management of engineering resources, reliability and maintainability, data control systems, configuration management, and independent research and development.

( ) (17) 42.302(a)(43). Report to the contracting office any inadequacies noted in specifications.

( ) (18) 42.302(a)(44). Perform engineering analyses of Contractor cost proposals.

( ) (19) 42.302(a)(45). Review and analyze Contractor proposed engineering and design studies and submit comments and recommendations to the contracting office, as required.

( ) (20) 42.302(a)(46). Review engineering change proposals for proper classification and, when required, for need, technical adequacy of design, productibility, and impact on quality, reliability, schedule, and cost; submit comments to the contracting office.

( ) (21) 42.302(a)(47). Assist in evaluating and make recommendations for acceptance or rejection of waivers and deviations.

( )  (22) 42.302(a)(51).  Consent to the placement of subcontracts.

( )  (23) 42.302(a)(57).  Assign and perform supporting contract administration.

( ) (24) 42.302(a)(59). Issue administrative changes, correcting errors or omissions in typing, Contractor address, facility or activity code, remittance address, computations which do not require additional contract funds, and other such changes (see FAR Subpart 43.101).

( ) (25) 42.302(a)(60). Cause release of shipments from Contractor's plants according to the shipping instructions. When applicable, the order of assigned priority shall be followed; shipments within the same priority shall be determined by date of the instructions.

( ) (26) 42.302(a)(61). Obtain contractor proposals for any contract price adjustments resulting from amended shipping instructions. ACO's shall review all amended shipping instructions on a periodic, consolidated basis to assure that adjustments are timely made. Except when the ACO has settlement authority, the ACO shall forward the proposal to the contracting officer for contract modification. The ACO shall not delay shipments pending completion and formalization of negotiations of revised shipping instructions.

( ) (27) 42.302(a)(65). Accomplish administrative closeout procedures (see FAR Subpart 4.0804-5).

( ) (28) 242.302(a)(19). Also negotiate and issue contract modifications reducing contract prices in connection with the provisions of paragraph (b) of the clause at FAR 42.224-10, Duty-Free Entry, and paragraph (c) of the clause at 252.225-7009, Duty-Free Entry--Qualifying Country End Products and Supplies.

( ) (29) 242.302(a)(33). Also perform industrial readiness and mobilization productions planning field surveys and negotiate schedules.

( ) (30) 242.302(a)(41). In contract with cost schedule control systems requirements (see DFARS Subpart 234.005-70;

(A) Perform postaward surveillance of contractor progress in demonstrating that its cost schedule control systems meet the cost schedule control systems criteria;

(B) Provide assistance in the review and acceptance of the Contractor's cost schedule control systems; and

(C) After acceptance of the systems, perform surveillance to monitor their continuing acceptable operation.

H.17  352.245-9001 GOVERNMENT FURNISHED PROPERTY (APR 1989) is added:

(a) The Government shall deliver to the Contractor, F.O.B. carrier's equipment, wharf, or freight station Ashburn, VA, where the work will be performed, the following property to be used for this requirement:

Description         Qty.           Value          To be delivered to Contractor

GTC FORTEZZA Crypto Card  2              $140.00             In Place

(b) The Contractor shall inspect the property within thirty (30) days of its receipt. Damaged or defective property will be promptly reported to the Contracting Officer after having a confirming inspection thereof made by the Government Representative. The Contractor will also request a confirming inspection by the carrier's representative where he considers the damage to be attributable in some degree to the carrier.

(c) A representative of the Contracting Officer may be present to inspect the condition of the property prior to packaging thereof for return to the Government. The Contractor will notify the designated property administrator prior to the packaging of the property for return so that personnel may be assigned for these examinations.

(d) In fulfillment of the requirements of the contract clause entitled "Government Property," reporting of Government Property inventory shall be submitted in accordance with FAR 45.508.

(e) Under no circumstances shall government property be accepted by the contractor without a contracting officer's signature on the shipping document.

(f) All inquiries with regard to the above property should be directed to the designated property administrator.

H.18. DESIGNATION OF PROPERTY ADMINISTRATOR - RECORDS OF GOVERNMENT PROPERTY (OCT 1993) is added:

Ia) The cognizant Defense Contract Management Command (DCMC) component is designated to administer the maintenance by the Contractor of the official Government Property Records for all Government property.

Ib) The Contractor will sign one (1) copy of the shipping or inspection document acknowledging receipt of property and forward same to the designated property administrator.
(End of Clause)

SECTION I - CONTRACT CLAUSES

1.1 REFERENCED CLAUSES. The following contract clause (s) pertinent to this section are hereby incorporated by reference:

CLAUSE NO      TITLE
                       FAR CLAUSES
52.245-4    Government-Furnished Property (Short Form) (APR 1984)


C. As a result of the foregoing, the total contract price is restated as follows.

    Section B.1                                   FROM           BY            TO
    -----------                                   ----           --            --
         Cost of CLINs 0001, 0003 and 0004    $  446,874.00  $      0.00  $  446,874.00
         Award Fee Pool                       $        0.00  $      0.00  $        0.00
         Earned Award Fee                     $   36,433.00  $      0.00  $   36,433.00
         Total PFAF Amount                    $  483,307.00  $      0.00  $  483,307.00

     Section B.2                                   FROM           BY         TO
     -----------                                   ----           --         --
     Cost of CLINs 0001, 0003 and 0004    $  776,150.00  $194,291.00  $  970,441.00
     Award Fee Pool                       $   73,850.00  $ 10,709.00  $   84,559.00
     Earned Award Fee                     $        0.00  $      0.00  $        0.00
     Total PFAF Amount                    $  850,000.00  $205,000.00  $1,055,000.00

                                                   FROM           BY         TO
                                                   ----           --         --

     Total Contract Price                 $1,333,307.00  $205,000.00  $1,538,307.00

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.